[GRAPHIC:  HAND WITH PUZZLE PIECES]          Nations Managed
                                             Value Index Fund

                                             Nations Managed
                                             Index Fund

                                             Nations Managed
                                             SmallCap Value
                                             Index Fund

                                             Nations Managed
                                             SmallCap
                                             Index Fund



MANAGED
INDEX FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2000


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           As we report on the past 12 months ending March 31, 2000, we need to remind ourselves of two major investment tenets -- diversification and investing for the long term. Keep these points in mind as we take a look back at the past year and where we are today.

                           THE YEAR IN REVIEW
                           For most of 1999, the threat of Y2K was on everyone's minds. Many companies in the U.S. and around the world went to great lengths to make sure that computer systems were compliant and ready to "squash" the Y2K bug. Fortunately, we entered the 21st century relatively unscathed. But in the months that led up to the year 2000 and in the first quarter of the new year, the markets have put on quite a show. We've seen an unusual level of volatility and it doesn't look like things are going to calm down any time soon.

                           While large-company stocks continued to perform well in 1999 and into 2000, markets began to broaden with small and mid-size company stocks staging turnarounds and actually outperforming large-company stocks. The Standard & Poor's 500 Composite Stock Price Index was up 17.94% for the 12 months ending March 31, 2000, while the S&P MidCap 400 Index and Russell 2000 Index were up 38.20% and 37.29%, respectively.* Value stocks also regained some ground during the period after several quarters of underperformance versus growth stocks.

                           International markets also showed new life in 1999 and into 2000, especially in Asia where it's been a long recovery since the Asian "malaise" began in 1997. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index gained 25.09% for the 12 months ending March 31, 2000, thanks in large part to the economic recovery in Japan.**

                           MARKET MAYHEM
                           As of late, we have witnessed wild swings in the U.S. stock markets, setting new milestones for one-day gains and losses. It's a tumultuous time in the markets and now, more than ever, it's important to remember that one key to a successful investment strategy is diversification. Investing in a number of sectors allows you to take advantage of those sectors that are in favor today, and those that may be in favor tomorrow. And, as shown by how quickly the markets have rebounded from these dramatic highs and lows, you need to remember to stay focused on long-term goals. Investing takes discipline and a conviction to hold true to your long-term objectives. As we've said before, investors that took themselves out of the market based on short-term volatility and Y2K fears lost out on potential gains in their investments during that time and face possible tax implications and fees as a result of their withdrawal. It's true that over the long term, the market has trended upward. While there is no assurance that this trend will continue, the advantages of long-term investing are clear.

                           *The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity, and industry representation. It is unmanaged and unavailable for investment. The Russell 2000 Index is an unmanaged capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           **The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia, and the Far East. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           At Nations Funds, we firmly believe in the value of advice, especially in times of uncertainty. An investment professional can keep you abreast of current market conditions and work with you to determine the best strategy for surviving short-term volatility and successfully reaching your long-term goals.

                           WHAT'S NEW AT NATIONS FUNDS
                           In its continuing effort to provide world-class investment management, Bank of America reorganized a number of internal investment management units into Banc of America Capital Management, Inc. (BACAP). Focusing on both equity and fixed income funds, this Nations Funds Manager of Distinction(SM) is responsible for the portfolio management of more than 40 Nations Funds. This entity was developed to synergize research and investment capabilities into a premier investment management organization. And the media has taken notice. You may have seen BACAP investment professionals regularly featured on programs on CNBC and CNNfn. When the media looks to the industry for expert analysis, they are now turning regularly to the investment professionals of BACAP.

                           In addition to the changes at BACAP, we enhanced our investment management expertise with the addition of MacKay Shields LLC as our newest Manager of Distinction to manage Nations High Yield Bond Fund, which debuted in February. The Fund rounds out our line of fixed income fund offerings. On the equity side, we launched a new Fund for a new era -- Nations Marsico 21st Century Fund. This latest offering managed by Marsico Capital Management, LLC is positioned to invest in companies of any size that are changing the way the world does business.

                           Not only are new products important to us. Quality shareholder service continues to be of utmost importance. We were recognized by DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry -- with the 1999 Mutual Fund Service Award. This award was given to us in recognition of our commitment to provide shareholders with the highest level of client service in the mutual fund industry. We will strive to maintain this level of excellence throughout 2000 and beyond.

                           We are excited about our growth over the past year and the opportunities ahead of us. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /s/ Robert H. Gordon
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2000

TABLE OF CONTENTS

                                     NATIONS FUNDS SPECTRUM                                          2

                                     ECONOMIC OVERVIEW                                               3

                                     PORTFOLIO COMMENTARY
                                     Nations Managed Value Index Fund                                5
                                     Nations Managed Index Fund                                      9
                                     Nations Managed SmallCap Value Index Fund                      13
                                     Nations Managed SmallCap Index Fund                            17

                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       21
                                     Statements of operations                                       40
                                     Statements of changes in net assets                            42
                                     Schedules of capital stock activity                            44
                                     Financial highlights                                           48
                                     Notes to financial statements                                  56

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS
                                RECOGNIZED FOR
                                OUTSTANDING
                                CUSTOMER SERVICE

                                  IN RECOGNITION OF ITS COMMITMENT     [DALBAR MUTUAL FUND SERVICE AWARD
                                TO PROVIDE SHAREHOLDERS WITH THE       GRAPHIC AND HONORS COMMITMENT TO:
                                HIGHEST LEVEL OF CUSTOMER SERVICE      FINANCIAL INTERMEDIARIES 1999
                                IN THE MUTUAL FUND INDUSTRY,           GRAPHIC]
                                NATIONS FUNDS RECEIVED THE DALBAR
                                MUTUAL FUND SERVICE AWARD IN 1999.     DALBAR, Inc., is a well-respected
                                                                       research firm that measures
                                                                       customer service levels and
                                                                       establishes benchmarks in the
                                                                       financial services industry.
                            ------------------------------------------------------------------------------

                   "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.

THE NATIONS FUNDS FAMILY OF FUNDS
As of March 31, 2000


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Investment Grade Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


DOMESTIC EQUITY FUNDS
GROWTH FUNDS
Nations Small Company Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL FUNDS
Nations Emerging Markets Fund
Nations International Growth Fund
Nations International Equity Fund
Nations International Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations LargeCap Index Fund
     Nations Managed Index Fund
     Nations SmallCap Index Fund
     Nations Managed SmallCap Value Index Fund
     Nations Managed Value Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           Both the U.S. economy and stock market scored impressive performances in the year ended March 31, 2000. Our economy launched an unprecedented tenth year of expansion, marking the longest upswing in American history. And the stock market's continued climb reflected favorable short-term fundamentals and a long-term revolution in technology and communications.

                           In the year ended March 31, the Standard & Poor's 500 Composite Stock Price Index advanced by 16.5%. While investors turned in March to some of those economic sectors largely overlooked in the rush to technology, the Nasdaq Composite Index still sparkled with an 86% advance for the past 12 months. A renewed interest in smaller-capitalization stocks also drove the Russell 2000 Index 36% higher as of March 31.**

                           During the past year, U.S. real GDP (gross domestic product) expanded an estimated 5%, while inflation remained subdued. Despite a near tripling in oil costs, consumer prices increased by only 2.4%. Two primary forces deserve credit for this nearly flawless performance. First, U.S. economic policies have spawned an environment conducive to non-inflationary growth. These policies include deficit reduction, monetary discipline, deregulation and free foreign trade. Second, a once-in-a-century wave of innovation has sparked large gains in productivity through advances in the internet, computers and information sharing. These advances in output per hour have restrained inflation and helped companies achieve double-digit profit gains.

                           Economic and stock market advances have continued despite five interest rate hikes enacted by the Federal Reserve Board (the Fed) over the past year. Three of those increases simply reversed the easings triggered by Russia's crisis in 1998. The last two advances in the Federal Funds Rate have restored the monetary target to the 6.0% level of 1995. The Fed is attempting to achieve a tempered and sustainable economic growth rate consistent with an ongoing low rate of inflation.

                           The long-term bond market appears confident that the Fed will succeed. The yield on 30-year U.S. Treasury bonds slid below 6.0% by the end of March 2000, reflecting in part the conviction that economic growth will ultimately moderate and that inflation will stay in check. In addition, the Treasury's decision to buy back $30 billion in government debt because of the emergence of sizable federal budget surpluses has been a major force pushing long-term Treasury bond yields lower.

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           The Russell 2000 Index is an unmanaged,
                           capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           The past 12 months have also witnessed the emergence of a global recovery. Much of Asia has rebounded smartly from the scourge of devaluations that began in 1997. Japan's economy has continued to struggle but appears to be on a modest upward track. The new "Eurozone" has moved forward, although growth has been moderate. Even Russia has begun to emerge from the turmoil of 1998. Finally, while parts of Latin America -- such as Venezuela and Argentina -- continue to struggle, Brazil appears to have turned the corner and Mexico has prospered.

                           The major non-event of the year turned out to be the "Y2K" date change. Although computer failures could have wreaked havoc on financial markets and the global economy, extensive investment and preparation by the technology-dependent countries allowed markets to celebrate the new year with barely a hiccup.

                           THE YEAR AHEAD
                           Look for the U.S. economy to continue its expansion during the coming year, with no recession looming on the horizon. We forecast growth to moderate, however, to 3.5% or less over the course of the next 12 months. This pace will be more consistent with a long-term sustainable trend.

                           Inflation should remain constrained. Although low unemployment may cause additional upward pressure on wages and benefits, productivity gains should offset much of that increase. Meanwhile, a step-up in production by oil producing countries should cause energy prices to subside from the peaks reached in early 2000.

                           We also anticipate one or two more interest rate hikes from the Fed as monetary authorities attempt to rein in growth and ensure that the economy does not overheat. Long-term interest rates have already largely incorporated expectations of such additional tightening.

                           The stock market has displayed extreme volatility recently, and large swings are likely to continue. Strong profit growth and moderate interest rates should support a further rise in overall stock prices during the coming year. However, general gains of more than 10% should be more difficult to achieve, especially as the surge in the technology sector has tended to overstate some of the general strength in the market.

                           While the long-term fundamentals underpinning the technology sector remain compelling, a reallocation in portfolios generally has begun. Investors have started to switch from internet, communications, and biotechnology stocks with very high valuations to other market segments with much lower price-to-earnings ratios***. We think this rebalancing of the market is healthy, especially as it involves some broadening in its strength to encompass the financial, consumer noncyclical and industrial sectors of the market. Also, look for investors to continue to discern between internet and other new firms that are likely to be long-term survivors and those that have set up shop with only a concept and a promise.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2000

                           ***The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power.

                           Source for all statistical data -- Banc of America Capital Management.

NATIONS MANAGED VALUE INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MANAGED VALUE INDEX FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the
Quantitative Strategies Team of          Unlike traditional index funds, Nations Managed Value Index
Banc of America Capital                  Fund has an active management overlay. We believe by
Management, Inc., investment             minimizing exposure to unattractive securities and by
sub-adviser to the Fund.                 seeking to control portfolio risk, we can maintain the
                                         characteristics of the S&P/BARRA Value Index and provide
INVESTMENT OBJECTIVE                     investors with the potential for positive incremental
The Fund seeks, over the long            performance relative to the benchmark index. In addition,
term, to provide a total return          the Fund employs various techniques, such as limiting
that (before fees and expenses)          portfolio turnover, to manage capital gains distributions.
exceeds the total return of the
Standard & Poor's 500/BARRA Value        HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Index (S&P/BARRA Value Index).**         PREVAILED OVER THE PAST 12 MONTHS?+
PERFORMANCE REVIEW                       The Fund returned 7.78%, trailing the S&P/BARRA Value Index,
For the 12-month period ended            which posted a return of 9.85% over the past 12 months. The
March 31, 2000, Nations Managed          Fund's financial, technology, consumer staples and
Value Index Fund Investor A Shares       communications services sectors performed well. Its energy,
provided shareholders with a total       consumer cyclicals, utilities and capital goods positions
return of 7.78%.***                      lagged the relevant sector returns in the Index. The
                                         portfolio's technology stocks averaged returns of more than
                                         125% for the year, beating the technology sector of the
                                         Index, which had a return of approximately 110%.
                                         PLEASE DESCRIBE THE INVESTMENT PROCESS.
                                         Relative to the entire Standard & Poor's 500 Composite Stock
                                         Price Index (S&P 500 Index)++, the stocks comprising the
                                         subset of the S&P/BARRA Value Index have low price-to-book ratios+++. These ratios are calculated by taking each
                                         company's current stock price and dividing it by the book
                                         value of the company's equity. The stocks in the S&P/BARRA
                                         Value Index are generally considered to be value-oriented
                                         stocks. The Fund does not attempt to outperform the S&P 500
                                         Index. Rather, the Fund seeks to outperform only a portion of it -- the value-oriented stocks of the S&P/BARRA Value
                                         Index.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The S&P/BARRA Value Index is an unmanaged, market-capitalization-weighted index comprised of a subset of stocks of the S&P 500 Index with low price-to-book ratios relative to the S&P 500 Index as a whole. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           ++The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +++The price-to-book ratio compares a company's market value to the value of total assets less total liabilities (book value).

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MANAGED VALUE INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY continued

                                         The stock selection process uses quantitative analysis to
                                         rank the attractiveness of each stock based on a
                                         multi-factor model. Among the potential factors this model takes into account are book value, earnings yield, cash
                                         flow, growth and price momentum of each stock. Stocks are
                                         then assigned a ranking. Generally, those stocks viewed as most attractive will be overweighted while those viewed
                                         least attractive will be underweighted or eliminated.
                                         However, final selection decisions are made subject to the
                                         Fund's overall risk control discipline. This strategy is
                                         designed to produce a portfolio whose aggregate
                                         characteristics closely resemble the benchmark, while
                                         maximizing exposure to those attributes believed to be
                                         indicative of superior performance.
                                         By limiting portfolio turnover, the management team also
                                         seeks to minimize the distribution of capital gains to
                                         shareholders. To further manage realized capital gains, the
                                         Fund employs the "highest in first out" (HIFO) accounting
                                         methodology. This strategy permits, when "trimming" Fund
                                         holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of any realized capital gain.
                                         In addition, the team may manage realized capital gains by practicing tax-loss harvesting# to offset gains with losses.
                                         This strategy can reduce the cumulative taxable gain of the
                                         Fund.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE FOR THE
                                         COMING YEAR?
                                         We believe we are in a less favorable overall stock market environment than a year ago. The Federal Reserve Board (the
                                         Fed) is sensitive to the robust growth in the economy. The
                                         Fed has notched up interest rates, even though prices in the economy reflect low inflation and high company productivity.
                                         However, after five years of 20% annual gains in the broad market, we would not be surprised to see lower returns in
                                         the coming 12-month period.

                           #Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize capital losses.

NATIONS MANAGED
VALUE INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

 1.9%  Electric power
 2.2%  Chemicals -- Basic
 2.4%  Semiconductors
 2.6%  Media
 3.8%  Computer related
 4.1%  Insurance
 5.7%  Financial services
 7.7%  Oil-International
 8.2%  Utilities - Telephone
13.9%  Banking
47.5%  Other

                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil Corporation                 4.3%
                                                                            -------------------------------------------------
                                                                              2  Citigroup Inc.                          3.5%
                                                                            -------------------------------------------------
                                                                              3  AT&T Corporation                        3.1%
                                                                            -------------------------------------------------
                                                                              4  Hewlett-Packard Company                 2.6%
                                                                            -------------------------------------------------
                                                                              5  American International Group, Inc.      2.2%
                                                                            -------------------------------------------------
                                                                              6  Morgan Stanley Dean Witter & Company    2.0%
                                                                            -------------------------------------------------
                                                                              7  BellSouth Corporation                   1.8%
                                                                            -------------------------------------------------
                                                                              8  Royal Dutch Petroleum Company           1.8%
                                                                            -------------------------------------------------
                                                                              9  Chase Manhattan Corporation             1.5%
                                                                            -------------------------------------------------
                                                                             10  Motorola, Inc.                          1.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MANAGED
VALUE INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES]

                                                              NATIONS MANAGED VALUE INDEX FUND
                                                                          $12,614                 S&P/BARRA VALUE INDEX $13,243
                                                              --------------------------------    -----------------------------
Nov. 24|1997                                                               10000                              10000
                                                                           10267                              10222
1998                                                                       11368                              11403
                                                                           11395                              11462
                                                                            9964                               9982
                                                                           11659                              11722
1999                                                                       11704                              12056
                                                                           12955                              13358
                                                                           11702                              12125
                                                                           12739                              13213
Mar. 31|2000                                                               12614                              13243

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (11/24/97
                                                                                     through
                                                                                     3/31/00)        10.40%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Managed Value Index Fund from
                                                the inception of the share
                                                class. Figures for the S&P/BARRA
                                                Value Index, an unmanaged,
                                                market-capitalization-weighted
                                                index comprised of a subset of
                                                the S&P 500 Index, include
                                                reinvestment of dividends. It is
                                                unavailable for investment. The
                                                performance of Primary A Shares
                                                may vary based on the
                                                differences in fees paid by the
                                                shareholders investing in each
                                                class.

                                                        [CHART
                                                       LEGEND]

   TOTAL RETURN (AS OF 3/31/00)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                    11/24/97        11/24/97
-----------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   8.07%           7.78%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                     10.61%          10.40%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

NATIONS MANAGED INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MANAGED INDEX FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Unlike traditional index funds, Nations Managed Index Fund
Quantitative Strategies Team of          has an active management overlay. We believe by minimizing
Banc of America Capital                  exposure to unattractive securities and by seeking to
Management, Inc., investment             control portfolio risk, we can maintain the characteristics
sub-adviser to the Fund.                 of the S&P 500 Index and provide investors with the
INVESTMENT OBJECTIVE                     potential for positive incremental performance relative to
The Fund seeks, over the long            the benchmark index. In addition, the Fund employs various
term, to provide a total return          techniques, such as limiting portfolio turnover, to manage
that (before fees and expenses)          capital gains distributions.
exceeds the total return of the          HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Standard & Poor's 500 Composite          PREVAILED OVER THE PAST 12 MONTHS?+
Stock Price Index (S&P 500               Technology almost single-handedly provided the market's
Index).**                                strength during the year, advancing more than 70%, while the
PERFORMANCE REVIEW                       energy and communication services sectors were up by
For the 12-month period ended            double-digit percentages. Capital goods, consumer cyclicals
March 31, 2000, Nations Managed          and basic materials posted positive single-digit percentage
Index Fund Investor A Shares             returns, while financials, utilities, health care,
provided shareholders with a total       transportation and consumer staples declined over the
return of 15.04%.***                     period.
                                         The Fund lagged the benchmark S&P 500 Index because a
                                         concentration of extraordinarily high priced stocks in the
                                         Index experienced astounding returns. In fact, ten stocks
                                         contributed over 75% of the Index's return. The value
                                         component of the Fund's stock selection model acted as a
                                         penalty factor in this environment. Having said that, the
                                         Fund significantly outperformed its peer group, the Lipper
                                         LargeCap Value Funds Universe, returning 15.04% versus the peer group's 9.37% return.++
                                         PLEASE DESCRIBE THE INVESTMENT PROCESS.
                                         The stock selection process uses quantitative analysis to
                                         rank the attractiveness of each stock based on a
                                         multi-factor model. Among the potential factors taken into account in the model are book value, earnings yield, cash
                                         flow, growth, and price momentum of each stock. Stocks are then assigned a ranking. Generally, those stocks viewed as most attractive will be overweighted while those viewed
                                         least attractive will be underweighted or eliminated.
                                         However, final selection decisions

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           ++Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper LargeCap Value Universe seek long-term growth of capital by investing in large-capitalization companies that are considered to be undervalued.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MANAGED INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY continued

                                         are made subject to the Fund's overall risk control
                                         discipline. This strategy is designed to produce a portfolio whose aggregate characteristics closely resemble the
                                         benchmark S&P 500 Index while maximizing exposure to those attributes believed to be indicative of superior
                                         performance.

                                         By limiting portfolio turnover, the management team also
                                         seeks to minimize the distribution of capital gains to
                                         shareholders. To manage realized capital gains further, the
                                         Fund employs the "highest in first out" (HIFO) accounting
                                         methodology. This strategy permits, when "trimming" Fund
                                         holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of any realized capital gain.
                                         In addition, the team may manage realized capital gains by practicing tax-loss harvesting+++ to offset gains with
                                         losses. This strategy can reduce the cumulative taxable gain of the Fund.
                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?
                                         The Fund's underweighted position in consumer staples as
                                         well as stock selection within financial stocks provided
                                         positive contributions to performance. The strongest sector in terms of absolute performance was technology. However,
                                         while the Fund's technology positions advanced approximately
                                         75%, the Fund was underweighted due to historically high
                                         valuations of technology stocks. This underweighting
                                         detracted from relative performance. In addition,
                                         performance lagged due to a slightly overweighted position in utilities and an underweighted position in energy.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         We believe we are in a less favorable market environment
                                         than a year ago. The Federal Reserve Board is sensitive to the robust economic growth and has notched up interest
                                         rates, even though prices in the economy continue to reflect low inflation and high company productivity. However, after five years of 20-percent-annual market gains, we would not be surprised to see lower returns in the coming 12-month
                                         period.
                                         +++Tax-loss harvesting is a method whereby a mutual fund
                                         may, at times, sell portfolio securities in order to realize capital losses.

NATIONS MANAGED INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

 3.4%  Media
 3.5%  Oil - International
 4.7%  Manufacturing
 5.6%  Networking equipment and products
 6.4%  Drugs
 6.9%  Semiconductors
 7.1%  Utilities - Telephone
 7.2%  Banking
 8.0%  Computer related
 8.8%  Computer software
38.4%  Other

                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                4.3%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   4.3%
                                                                            -------------------------------------------------
                                                                              3  Cisco Systems, Inc.                     4.1%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       3.5%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores, Inc.                   2.0%
                                                                            -------------------------------------------------
                                                                              6  Exxon Mobil Corporation                 1.9%
                                                                            -------------------------------------------------
                                                                              7  International Business Machines
                                                                                 Corporation                             1.8%
                                                                            -------------------------------------------------
                                                                              8  Citigroup Inc.                          1.7%
                                                                            -------------------------------------------------
                                                                              9  Oracle Corporation                      1.7%
                                                                            -------------------------------------------------
                                                                             10  Pfizer Inc.                             1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MANAGED INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                 NATIONS MANAGED INDEX FUND       S&P 500 COMPOSITE STOCK PRICE
                                                                          $23,391                         INDEX $24,807
                                                                 --------------------------       -----------------------------
July 31|1996                                                               10000                              10000
                                                                           10744                              10786
                                                                           11695                              11684
1997                                                                       12013                              11998
                                                                           14049                              14094
                                                                           15231                              15148
                                                                           15578                              15583
1998                                                                       17686                              17756
                                                                           18221                              18342
                                                                           16277                              16517
                                                                           19681                              20035
1999                                                                       20334                              21035
                                                                           21707                              22518
                                                                           20226                              21111
                                                                           23106                              24252
Mar. 31|2000                                                               23391                              24807

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (7/31/96
                                                                                     through
                                                                                     3/31/00)       26.08%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Managed Index Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index, an unmanaged index of 500
                                                widely held common stocks,
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A and Primary B Shares
                                                may vary based on the
                                                differences in fees paid by the
                                                shareholders investing in each
                                                class.

                                                         [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/00)

                                                                   PRIMARY A       PRIMARY B       INVESTOR A
Inception date                                                      7/31/96          9/4/97         7/31/96
------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   15.33%          14.70%          15.04%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              25.17%              --          24.87%
SINCE INCEPTION                                                      26.36%          18.79%          26.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS MANAGED SMALLCAP
VALUE INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MANAGED SMALLCAP VALUE INDEX FUND'S PERFORMANCE FOR
                                         THE 12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR
                                         THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Unlike traditional index funds, Nations Managed SmallCap
Quantitative Strategies Team of          Value Index Fund has an active management overlay. We
Banc of America Capital                  believe by minimizing exposure to unattractive securities
Management, Inc., investment             and by seeking to control portfolio risk to maintain the
sub-adviser to the Fund.                 characteristics of the S&P/BARRA SmallCap Value Index, we
INVESTMENT OBJECTIVE                     can provide investors with the potential for positive
The Fund seeks, over the long            incremental performance relative to the benchmark index. In
term, to provide a total return          addition, the Fund employs various techniques, such as
that (before fees and expenses)          limiting portfolio turnover, to manage capital gains
exceeds the total return of the          distributions.
Standard & Poor's SmallCap               HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
600/BARRA Value Index (S&P/BARRA         PREVAILED OVER THE PAST 12 MONTHS?+
SmallCap Value Index).**                 The Fund returned 13.89%, trailing the benchmark, which
PERFORMANCE REVIEW                       posted a return of 17.14% over the past 12 months. The
For the 12-month period ended            Fund's financial and basic materials sectors performed well,
March 31, 2000, Nations Managed          while technology and health care were particularly
SmallCap Value Index Fund Investor       problematic. The strongest sector in terms of absolute
A Shares provided shareholders           performance was technology, with the Fund's technology
with a total return of 13.89%.***        positions advancing approximately 130%. However, because of historically high stock valuations in technology, the Fund was underweighted in the sector, detracting from relative
                                         performance. Similarly, the biotechnology group (included
                                         within the health care sector of the Index) had a 300% gain.
                                         The portfolio was underweighted in this area due to the
                                         valuation component of the stock selection process,
                                         detracting from performance.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The S&P/BARRA SmallCap Value Index is an unmanaged market-capitalization-weighted index comprised of a subset of stocks of the S&P SmallCap 600 Index with low price-to-book ratios relative to the S&P SmallCap 600 Index as a whole. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MANAGED SMALLCAP
VALUE INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY continued


                                         PLEASE DESCRIBE THE INVESTMENT PROCESS.
                                         Relative to the entire Standard & Poor's SmallCap 600
                                         Index++, the subset of stocks comprising the S&P/BARRA
                                         SmallCap Value Index includes companies that have low
                                         price-to-book ratios.+++ These ratios are calculated by
                                         taking each company's current stock price and dividing it by the book value of the company's equity. Stocks in the
                                         S&P/BARRA SmallCap Value Index are generally considered to be value-oriented stocks. The Fund does not attempt to
                                         outperform the S&P SmallCap 600 Index. Rather, the Fund
                                         seeks to outperform only a portion of it -- the
                                         value-oriented stocks of this small company index.
                                         The stock selection process uses quantitative analysis to
                                         rank the attractiveness of each stock based on a
                                         multi-factor model. Among the potential factors this model takes into account are book value, earnings yield, cash
                                         flow, growth and price momentum of each stock. Stocks are
                                         then assigned a ranking. Generally, those stocks viewed as most attractive will be overweighted while those viewed
                                         least attractive will be underweighted or eliminated.
                                         However, final selection decisions are made subject to the
                                         Fund's overall risk control discipline. This strategy is
                                         designed to produce a portfolio whose aggregate
                                         characteristics closely resemble the benchmark, while
                                         maximizing exposure to those attributes believed to be
                                         indicative of superior performance.
                                         By limiting portfolio turnover, the management team also
                                         seeks to minimize the distribution of capital gains to
                                         shareholders. To further manage realized capital gains, the
                                         Fund employs the "highest in first out" (HIFO) accounting
                                         methodology. This strategy permits, when "trimming" Fund
                                         holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of any realized capital gain.
                                         In addition, the team may manage realized capital gains by practicing tax-loss harvesting# to offset gains with losses.
                                         This strategy can reduce the cumulative taxable gain of the
                                         Fund.
                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE FOR THE
                                         COMING YEAR?
                                         We believe we are in a less favorable overall stock market environment than a year ago. The Federal Reserve Board is
                                         sensitive to the robust economic growth and has notched up interest rates, even though prices in the economy continue to reflect low inflation and high company productivity.
                                         However, after five years of 20-percent-annual market gains in the larger capitalization broad market, we would not be surprised to see lower returns in the coming 12-month
                                         period.

                           ++The Standard & Poor's SmallCap 600 Index is an unmanaged, market-capitalization-weighted index consisting of 600 common stocks. It is unavailable for investment.

                           +++The price-to-book ratio compares a company's market value to the value of total assets less total liabilities (book value).

                           #Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize capital losses.

NATIONS MANAGED SMALLCAP
VALUE INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

 3.0%  Medical services
 3.0%  Transportation
 3.2%  Insurance
 3.3%  Consumer goods and services
 3.8%  Metals and mining
 4.3%  Medical products and supplies
 4.8%  Financial services
 5.5%  Retail - Specialty
 5.8%  Banking
 6.5%  Oil and gas
56.8%  Other

                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Silicon Valley Bancshares               1.7%
                                                                            -------------------------------------------------
                                                                              2  International Rectifier Corporation     1.6%
                                                                            -------------------------------------------------
                                                                              3  Radian Group Inc.                       1.5%
                                                                            -------------------------------------------------
                                                                              4  Cullen Frost Bankers Inc.               1.3%
                                                                            -------------------------------------------------
                                                                              5  Zale Corporation                        1.2%
                                                                            -------------------------------------------------
                                                                              6  Pogo Producing Company                  1.1%
                                                                            -------------------------------------------------
                                                                              7  Vintage Petroleum, Inc.                 1.1%
                                                                            -------------------------------------------------
                                                                              8  Cambrex Corporation                     1.0%
                                                                            -------------------------------------------------
                                                                              9  Newfield Exploration Company            1.0%
                                                                            -------------------------------------------------
                                                                             10  Snyder Communications, Inc.             1.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MANAGED SMALLCAP
VALUE INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                               NATIONS MANAGED SMALLCAP VALUE    S&P/BARRA SMALL CAP VALUE INDEX
                                                                     INDEX FUND $10,429                      $10,352
                                                               ------------------------------    -------------------------------
Nov. 24|1997                                                               10000                              10000
                                                                           10410                              10291
1998                                                                       11479                              11460
                                                                           11239                              11021
                                                                            8983                               8630
                                                                           10086                               9755
1999                                                                        9158                               8820
                                                                           10979                              10596
                                                                           10107                               9810
                                                                           10233                              10066
Mar. 31|2000                                                               10429                              10352

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (11/24/97
                                                                                     through
                                                                                     3/31/00)        1.81%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Managed SmallCap Value Index
                                                Fund from the inception of the
                                                share class. Figures for the
                                                S&P/BARRA SmallCap Value Index,
                                                an unmanaged,
                                                market-capitalization-weighted
                                                index comprised of a subset of
                                                the S&P SmallCap 600 Index,
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A Shares may vary based
                                                on the differences in fees paid
                                                by the shareholders investing in
                                                each class.

                                                         [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/00)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                    11/24/97        11/24/97
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  14.20%          13.89%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                      2.02%           1.81%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

NATIONS MANAGED SMALLCAP
INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MANAGED SMALLCAP INDEX FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                        EFFECTIVE MAY 12, 2000 NATIONS MANAGED SMALLCAP INDEX
The Fund is managed by the                  FUND WILL CHANGE ITS NAME, INVESTMENT OBJECTIVE AND
Quantitative Strategies Team of             PRINCIPAL INVESTMENT STRATEGIES.
Banc of America Capital                     The Fund will be renamed Nations SmallCap Index Fund and
Management, Inc., investment                its investment objective will be "to seek over the long
sub-adviser to the Fund.                    term, to provide a total return that (before fees and
INVESTMENT OBJECTIVE                        expenses) corresponds to the total return of the Standard
The Fund seeks, over the long               & Poor's SmallCap 600 Index". After May 12, 2000, the
term, to provide a total return             Fund will be managed as a passive index fund, replicating
that (before fees and expenses)             the holdings of the S&P SmallCap 600 Index.
exceeds the total return of the          PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY
Standard & Poor's SmallCap 600           DURING THE PERIOD.
Index (S&P SmallCap 600 Index).**        Unlike traditional index funds, Nations Managed SmallCap
PERFORMANCE REVIEW                       Index Fund employed an active management overlay. By
For the 12-month period ended            minimizing exposure to unattractive securities and by
March 31, 2000, Nations Managed          seeking to control portfolio risk, we believed we could
SmallCap Index Fund Investor A           maintain the characteristics of the S&P SmallCap 600 Index
Shares provided shareholders with        while providing investors with the potential for positive
a total return of 22.67%.***             incremental performance relative to the benchmark index. In addition, the Fund employed various techniques, such as
                                         limiting portfolio turnover, to manage capital gains
                                         distributions.
                                         HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
                                         PREVAILED OVER THE PAST 12 MONTHS?+
                                         Technology almost single-handedly provided the market's
                                         strength during the year, advancing in excess of 125%.
                                         Health care, driven by strong returns from biotechnology
                                         companies, was up more than 40%, as was the energy sector.
                                         Financials, consumer cyclicals and consumer staples declined over the year.
                                         The Fund lagged the benchmark S&P SmallCap 600 Index due the extraordinary valuation profile of "concept" stocks that
                                         advanced well over 200, 300, even 400%. In fact, 5% -- or 30 stocks -- of the S&P SmallCap 600 Index contributed

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's SmallCap 600 Index is an unmanaged market-capitalization-weighted index consisting of 600 common stocks. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not reflect current characteristics.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS WIDELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICE MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MANAGED SMALLCAP
INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY continued

                                         more than 60% of the Index's return. These 30 companies
                                         returned on average over 350%. The valuation component of
                                         our stock selection model acted as a penalty factor in this environment.
                                         PLEASE DESCRIBE THE INVESTMENT PROCESS EMPLOYED DURING THE
                                         PERIOD.
                                         The stock selection process used quantitative analysis to
                                         rank the attractiveness of each stock based on a
                                         multi-factor model. Among the potential factors this model took into account were book value, earnings yield, cash
                                         flow, growth and price momentum of each stock. Stocks were then assigned a ranking. Generally, those stocks viewed as most attractive were overweighted while those viewed least attractive were underweighted or eliminated. However, final selection decisions were made subject to the Fund's overall risk control discipline. This strategy was designed to
                                         produce a portfolio whose aggregate characteristics closely resembled the benchmark, while maximizing exposure to those attributes believed to be indicative of superior
                                         performance.

                                         By limiting portfolio turnover, the management team also
                                         sought to minimize the distribution of capital gains to
                                         shareholders. To further manage realized capital gains, the
                                         Fund employed the "highest in first out" (HIFO) accounting methodology. This strategy permits, when "trimming" Fund
                                         holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of any realized capital gain.
                                         In addition, the team managed realized capital gains by
                                         practicing tax-loss harvesting++ to offset gains with
                                         losses. This strategy can reduce the cumulative taxable gain of the Fund.
                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?
                                         Although the portfolio's technology investments posted a
                                         return approaching 120%, modest underweightings in
                                         technology and in health care held back performance. In
                                         addition, a modest overweighting in consumer cyclicals
                                         contributed negatively to performance. This overweighting
                                         was attributable to the stock selection model's valuation
                                         component. The valuation penalty was consistently evident
                                         across most of the portfolio's economic sectors.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         We believe we are in a less favorable market environment
                                         than a year ago. The Federal Reserve Board is sensitive to the robust economic growth and has notched up interest
                                         rates, even though prices in the economy continue to reflect low inflation and high company productivity. We would not be surprised to see lower returns in the coming 12-month
                                         period.
                                         ++Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize
                                         capital losses.

NATIONS MANAGED SMALLCAP
INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

 2.7%  Computer related
 3.9%  Commercial services
 4.0%  Electronics
 4.0%  Retail - Specialty
 4.3%  Medical products and supplies
 4.3%  Telecommunications
 4.9%  Banking
 4.9%  Drugs
 6.2%  Semiconductors
 7.5%  Computer software
53.3%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Mercury Interactive Corporation         1.2%
                                                                            -------------------------------------------------
                                                                              2  Burr-Brown Corporation                  1.2%
                                                                            -------------------------------------------------
                                                                              3  IDEC Pharmaceuticals Corporation        1.0%
                                                                            -------------------------------------------------
                                                                              4  U.S. Trust Corporation                  1.0%
                                                                            -------------------------------------------------
                                                                              5  KEMET Corporation                       0.9%
                                                                            -------------------------------------------------
                                                                              6  Lattice Semiconductor Corporation       0.9%
                                                                            -------------------------------------------------
                                                                              7  Eaton Vance Corporation                 0.9%
                                                                            -------------------------------------------------
                                                                              8  American Management Systems             0.8%
                                                                            -------------------------------------------------
                                                                              9  Micrel Inc.                             0.7%
                                                                            -------------------------------------------------
                                                                             10  SEI Investment Company                  0.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MANAGED SMALLCAP
INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES RETURN CHART]

                                                                 NATIONS MANAGED SMALLCAP
                                                                     INDEX FUND $14,122           S&P SMALLCAP 600 INDEX $15,386
                                                               ------------------------------     ------------------------------
Oct. 15|1996                                                               10000                              10000
                                                                           10315                              10433
1997                                                                        9848                               9854
                                                                           11573                              11640
                                                                           13373                              13522
                                                                           13155                              13104
1998                                                                       14510                              14554
                                                                           14018                              13904
                                                                           11089                              10998
                                                                           12906                              12932
1999                                                                       11511                              11770
                                                                           13250                              13585
                                                                           12416                              12929
                                                                           13588                              14539
Mar. 31|2000                                                               14122                              15386

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/00)        10.50%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Managed SmallCap Index Fund from
                                                the inception of the share
                                                class. Figures for the S&P
                                                SmallCap 600 Index, an unmanaged
                                                index of 600 common stocks that
                                                capture the economic and
                                                industry characteristics of
                                                small company stock performance,
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A Shares may vary based
                                                on the differences in fees paid
                                                by the shareholders investing in
                                                each class.

                                                         [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/00)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     10/15/96        10/15/96
---------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  22.97%          22.67%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             13.03%          12.77%
SINCE INCEPTION                                                     10.77%          10.50%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS FUNDS
Nations Managed Value Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            COMMON STOCKS -- 83.9%
            AEROSPACE AND DEFENSE -- 1.7%
    875     Boeing Company++.........................   $   33
    175     General Dynamics Corporation.............        9
    175     Honeywell International Inc. ............        9
    175     Northrop Grumman Corporation.............        9
                                                        ------
                                                            60
                                                        ------
            APPAREL AND TEXTILES -- 0.3%
     50     National Service Industries, Inc. .......        1
    150     Nike, Inc., Class B......................        6
     50     Springs Industries Inc., Class A.........        2
     50     V.F. Corporation.........................        1
                                                        ------
                                                            10
                                                        ------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.1%
    175     Dana Corporation.........................        5
                                                        ------
            AUTOMOBILES AND TRUCKS -- 1.7%
    900     Ford Motor Company++.....................       40
    200     General Motors Corporation...............       17
     50     PACCAR, Inc. ............................        3
                                                        ------
                                                            60
                                                        ------
            BANKING -- 13.9%
    600     Banc One Corporation.....................       21
    300     Bank of New York Company Inc. ...........       12
    175     BB&T Corporation.........................        5
    600     Chase Manhattan Corporation++............       52
  2,050     Citigroup Inc.++.........................      122
    100     Comerica Inc. ...........................        4
    675     Fannie Mae...............................       38
    150     Fifth Third Bancorp......................        9
  1,025     Firstar Corporation......................       24
    875     FleetBoston Financial Corporation........       32
    450     Golden West Financial Corporation........       14
    175     Huntington Bancshares Incorporated.......        4
    175     J.P. Morgan & Company Inc. ..............       23
    400     KeyCorp..................................        8
    125     Northern Trust Corporation...............        8
    500     PNC Financial Services Group.............       23
    400     SouthTrust Corporation...................       10
     50     State Street Corporation.................        5
    200     SunTrust Banks, Inc. ....................       12
    175     U.S. Bancorp.............................        4
    150     Wachovia Corporation.....................       10
    875     Wells Fargo Company++....................       36
                                                        ------
                                                           476
                                                        ------
            BEVERAGES -- 0.6%
    100     Adolph Coors Company, Class B............        5
    175     Coca-Cola Enterprises Inc. ..............        4
    200     Seagram Company Ltd. ....................       11
                                                        ------
                                                            20
                                                        ------
            CHEMICALS -- BASIC -- 2.2%
    150     Air Products & Chemicals Inc. ...........        4
    175     Dow Chemical Company.....................       20
    500     E.I. duPont de Nemours and Company.......       27
     75     FMC Corporation=.........................        4
    175     Mallinckrodt Group Inc. .................        5

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            CHEMICALS -- BASIC -- (CONTINUED)
     75     PPG Industries, Inc. ....................   $    4
    100     Praxair Inc. ............................        4
    175     Rohm & Haas Company......................        8
                                                        ------
                                                            76
                                                        ------
            COMPUTER RELATED -- 3.8%
    175     Apple Computer Inc.=.....................       24
    675     Hewlett-Packard Company++................       89
    200     Seagate Technology Inc.=.................       12
    275     Unisys Corporation=......................        7
                                                        ------
                                                           132
                                                        ------
            COMPUTER SOFTWARE -- 1.5%
    500     Cabletron Systems, Inc.=.................       15
    475     Electronic Data Systems Corporation......       30
    175     First Data Corporation...................        8
                                                        ------
                                                            53
                                                        ------
            CONGLOMERATE -- 1.4%
    450     Dover Corporation........................       21
    150     Rockwell International Corporation.......        6
    325     United Technologies Corporation..........       21
                                                        ------
                                                            48
                                                        ------
            CONSTRUCTION -- 0.8%
    175     Fluor Corporation........................        5
    225     Masco Corporation........................        5
    875     Sherwin-Williams Company.................       19
                                                        ------
                                                            29
                                                        ------
            CONTAINERS AND PACKAGING -- 0.2%
    175     Ball Corporation.........................        6
    100     Owens-Illinois, Inc.=....................        2
                                                        ------
                                                             8
                                                        ------
            DISTRIBUTION AND WHOLESALE -- 0.3%
    175     Costco Wholesale Corporation.............        9
                                                        ------
            DIVERSIFIED -- 1.3%
    325     Fortune Brands Inc. .....................        8
    350     Minnesota Mining & Manufacturing
              Company................................       31
    100     Textron Inc. ............................        6
                                                        ------
                                                            45
                                                        ------
            DRUGS -- 1.2%
    150     Monsanto Company.........................        8
    575     Pharmacia & Upjohn, Inc.++...............       34
                                                        ------
                                                            42
                                                        ------
            ELECTRIC POWER -- 1.9%
    225     Consolidated Edison, Inc. ...............        7
    175     Duke Energy Corporation..................        9
    400     Entergy Corporation......................        8
     75     Florida Progress Corporation.............        3
    200     GPU, Inc. ...............................        5
    350     P G & E Corporation......................        7
    325     Public Service Enterprise Group..........       10
    550     Southern Company.........................       13
    175     Texas Utilities Company..................        5
                                                        ------
                                                            67
                                                        ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.3%
    200     Emerson Electric Company.................   $   11
                                                        ------
            ELECTRONICS -- 0.8%
     75     KLA-Tencor Corporation...................        6
    300     LSI Logic Corporation=...................       22
                                                        ------
                                                            28
                                                        ------
            ENERGY -- 0.5%
    400     Coastal Corporation......................       18
                                                        ------
            ENVIRONMENTAL -- 0.3%
    175     Johnson Controls Inc. ...................        9
                                                        ------
            FINANCIAL SERVICES -- 5.7%
    175     American Express Company.................       26
    125     Capital One Financial Corporation........        6
    150     Countrywide Credit Industries, Inc. .....        4
    575     Freddie Mac..............................       25
    500     Household International Inc. ............       19
    175     Marsh & McLennan Companies Inc. .........       19
    275     Merrill Lynch & Company Inc. ............       29
    825     Morgan Stanley Dean Witter & Company++...       68
                                                        ------
                                                           196
                                                        ------
            FOOD PRODUCERS -- 0.2%
    425     ConAgra Inc. ............................        8
                                                        ------
            FOREST AND PAPER PRODUCTS -- 1.3%
    175     Champion International Corporation.......        9
    200     Georgia-Pacific Corporation..............        8
     50     International Paper Company..............        2
    100     Temple-Inland Inc. ......................        5
    200     Westvaco Corporation.....................        7
    150     Weyerhaeuser Company.....................        9
    100     Willamette Industries Inc. ..............        4
                                                        ------
                                                            44
                                                        ------
            FURNITURE AND APPLIANCES -- 0.3%
    175     Whirlpool Corporation....................       10
                                                        ------
            HOUSEHOLD PRODUCTS -- 0.1%
    125     The Clorox Company.......................        4
                                                        ------
            INSURANCE -- 4.1%
    275     Aflac, Inc. .............................       13
    200     American General Corporation.............       11
    675     American International Group, Inc.++.....       74
    175     CIGNA Corporation........................       13
    200     Conseco Inc. ............................        2
    175     Jefferson-Pilot Corporation..............       12
    100     Loews Corporation........................        5
    200     MGIC Investment Corporation..............        9
    100     Torchmark Corporation....................        2
     50     UnumProvident Corporation................        1
                                                        ------
                                                           142
                                                        ------

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            MACHINERY AND EQUIPMENT -- 1.0%
    125     Briggs & Stratton Corporation............   $    5
    125     Cooper Industries Inc. ..................        4
     75     Cummins Engine Company, Inc. ............        3
     50     Deere & Company..........................        2
    150     Illinois Tool Works, Inc. ...............        8
    175     Ingersoll-Rand Company...................        9
     50     NACCO Industries Inc., Class A...........        2
                                                        ------
                                                            33
                                                        ------
            MEDIA -- 2.6%
    475     CBS Corporation=.........................       27
    125     Clear Channel Communications, Inc.=......        9
    300     MediaOne Group, Inc.=....................       24
    600     Viacom Inc., Class B.....................       31
                                                        ------
                                                            91
                                                        ------
            MEDICAL PRODUCTS AND SUPPLIES -- 1.1%
     50     Bausch & Lomb Inc. ......................        3
     75     Becton Dickinson & Company...............        2
    200     Biomet, Inc. ............................        7
     75     C.R. Bard, Inc. .........................        3
    475     Cardinal Health, Inc. ...................       22
                                                        ------
                                                            37
                                                        ------
            MEDICAL SERVICES -- 0.7%
    475     Columbia/HCA Healthcare Corporation......       12
    225     United Healthcare Corporation............       13
                                                        ------
                                                            25
                                                        ------
            METALS AND MINING -- 0.9%
    200     Alcan Aluminum Ltd. .....................        7
    200     Alcoa Inc. ..............................       13
    575     Barrick Gold Corporation.................        9
    100     Inco Limited=............................        2
     75     Placer Dome Inc. ........................        1
                                                        ------
                                                            32
                                                        ------
            OIL -- DOMESTIC -- 1.9%
    175     Amerada Hess Corporation.................       11
    225     Atlantic Richfield Company...............       20
    275     Kerr-McGee Corporation...................       16
    175     Phillips Petroleum Company...............        8
    400     USX-Marathon Group Inc. .................       10
                                                        ------
                                                            65
                                                        ------
            OIL -- INTERNATIONAL -- 7.7%
    350     Chevron Corporation......................       32
  1,875     Exxon Mobil Corporation++................      147
  1,075     Royal Dutch Petroleum Company++..........       62
    350     Texaco Inc. .............................       19
                                                        ------
                                                           260
                                                        ------
            OIL AND GAS -- 0.1%
     50     Apache Corporation.......................        2
                                                        ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            OIL FIELD SERVICES & EQUIPMENT -- 0.9%
    175     Baker Hughes Inc. .......................   $    5
    200     Halliburton Company......................        8
    200     Schlumberger Ltd. .......................       15
     50     Transocean Sedco Forex Inc. .............        3
                                                        ------
                                                            31
                                                        ------
            PHOTO AND OPTICAL -- 0.3%
    175     Eastman Kodak Company....................       10
                                                        ------
            PRINTING AND PUBLISHING -- 0.7%
    200     Gannett Company, Inc. ...................       14
    175     Knight-Ridder Inc. ......................        9
                                                        ------
                                                            23
                                                        ------
            RECREATION -- 0.3%
    175     Brunswick Corporation....................        3
    225     Harrah's Entertainment Inc.=.............        4
    175     Hasbro, Inc. ............................        3
                                                        ------
                                                            10
                                                        ------
            RESTAURANTS AND LODGING -- 1.0%
    475     Darden Restaurants Inc. .................        8
    675     McDonald's Corporation...................       26
                                                        ------
                                                            34
                                                        ------
            RETAIL -- FOOD -- 0.8%
    200     Safeway, Inc.=...........................        9
    875     Supervalu Inc. ..........................       17
    175     The Great Atlantic & Pacific Tea Company,
              Inc. ..................................        3
                                                        ------
                                                            29
                                                        ------
            RETAIL -- GENERAL -- 1.5%
    275     Federated Department Stores, Inc.=.......       11
    200     Sears, Roebuck and Company...............        6
    350     Target Corporation.......................       26
    450     Toys R Us, Inc.=.........................        7
                                                        ------
                                                            50
                                                        ------
            RETAIL -- SPECIALTY -- 1.4%
    125     Circuit City Stores - Circuit City
              Group..................................        8
    150     CVS Corporation..........................        6
    175     Limited Inc. ............................        7
    175     Lowe's Companies Inc. ...................       10
     75     Nordstrom Inc. ..........................        2
    125     Office Depot, Inc. ......................        1
    700     Staples Inc.=............................       14
                                                        ------
                                                            48
                                                        ------
            SEMICONDUCTORS -- 2.4%
    175     Micron Technology, Inc.=.................       22
    350     Motorola, Inc.++.........................       49
    175     National Semiconductor Corporation=......       11
                                                        ------
                                                            82
                                                        ------

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            TELECOMMUNICATIONS -- 0.9%
    500     Scientific-Atlanta, Inc. ................   $   32
                                                        ------
            TOBACCO -- 0.6%
  1,025     Philip Morris Companies Inc. ............       22
                                                        ------
            TRANSPORTATION -- 1.1%
    500     Burlington Northern Santa Fe Inc. .......       11
    200     Delta Air Lines, Inc. ...................       10
    175     FedEx Corporation=.......................        7
    225     Union Pacific Corporation................        9
                                                        ------
                                                            37
                                                        ------
            TRUCKING AND SHIPPING -- 0.1%
    200     Ryder System Inc. .......................        5
                                                        ------
            UTILITIES -- ELECTRIC -- 0.9%
    175     DTE Energy Company.......................        5
    500     Edison International.....................        8
    175     FPL Group Inc. ..........................        8
    300     Unicom Corporation.......................       11
                                                        ------
                                                            32
                                                        ------
            UTILITIES -- NATURAL GAS -- 0.3%
    250     El Paso Energy Corporation...............       10
                                                        ------
            UTILITIES -- TELEPHONE -- 8.2%
    150     ALLTEL Corporation.......................        9
  1,900     AT&T Corporation++.......................      108
    575     Bell Atlantic Corporation++..............       35
  1,300     BellSouth Corporation++..................       62
    175     CenturyTel, Inc. ........................        6
    300     GTE Corporation..........................       21
    575     Sprint Corporation (FON Group)++.........       37
                                                        ------
                                                           278
                                                        ------
            WASTE MANAGEMENT -- 0.0%+
    100     Waste Management, Inc. ..................        1
                                                        ------
            TOTAL COMMON STOCKS
            (Cost $2,346)............................    2,889
                                                        ------
PRINCIPAL
AMOUNT
 (000)
---------
            U.S. TREASURY OBLIGATIONS -- 0.3%
            (Cost $10)
            U.S. TREASURY BILLS -- 0.3%
 $   10     5.685%** 06/22/00++......................       10
                                                        ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

SHARES                                                  VALUE
 (000)                                                  (000)
--------------------------------------------------------------
            INVESTMENT COMPANIES -- 15.8%
            (Cost $542)
    542     Nations Cash Reserves#...................   $  542
                                                        ------
            TOTAL INVESTMENTS
            (Cost $2,898*)....................  100.0%   3,441
                                                        ------
            OTHER ASSETS AND
              LIABILITIES (NET)...............    0.0%
            Dividends receivable.....................   $    5
            Receivable from investment advisor.......       50
            Receivable for variation margin..........        4
            Administration fee payable...............       (1)
            Distributions payable....................       (2)
            Accrued Trustees' fees and expenses......      (16)
            Accrued expenses and other liabilities...      (40)
                                                        ------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)......................        0
                                                        ------
            NET ASSETS........................  100.0%  $3,441
                                                        ======
            NET ASSETS CONSIST OF:
            Undistributed net investment income......   $    2
            Accumulated net realized gain on
              investments sold and futures
              contracts..............................      218
            Net unrealized appreciation of
              investments and futures contracts......      546
            Paid-in capital..........................    2,675
                                                        ------
            NET ASSETS...............................   $3,441
                                                        ======


                                                        VALUE
--------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
              price per share ($1,929,228 / 168,337
              shares outstanding)....................   $11.46
                                                        ======
            INVESTOR A SHARES
            Net asset value and redemption price per
              share ($1,511,885 / 131,735 shares
              outstanding)...........................   $11.48
                                                        ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $511 on investment securities was comprised of gross appreciation of $673 and gross depreciation of $162 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $2,930.

** Rate represents annualized yield at date of purchase.

 =  Non-income producing security.

++ All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 99.3%
          AEROSPACE AND DEFENSE -- 0.7%
112,100   Boeing Company........................   $  4,253
  4,400   Northrop Grumman Corporation..........        233
                                                   --------
                                                      4,486
                                                   --------
          APPAREL AND TEXTILES -- 0.1%
  5,300   Nike, Inc., Class B...................        210
  3,500   Springs Industries Inc., Class A......        133
                                                   --------
                                                        343
                                                   --------
          AUTOMOBILES AND TRUCKS -- 1.0%
 84,200   Ford Motor Company....................      3,868
 22,300   General Motors Corporation............      1,847
 15,500   PACCAR, Inc. .........................        775
                                                   --------
                                                      6,490
                                                   --------
          BANKING -- 7.2%
 84,800   AmSouth Bancorporation................      1,267
 76,800   Chase Manhattan Corporation...........      6,696
187,500   Citigroup Inc.++......................     11,120
 85,400   Fannie Mae............................      4,820
141,700   FleetBoston Financial Corporation.....      5,172
 42,800   Golden West Financial Corporation.....      1,335
 33,700   J.P. Morgan & Company Inc. ...........      4,440
 14,000   KeyCorp...............................        266
 77,100   Mellon Financial Corporation..........      2,274
 21,200   Northern Trust Corporation............      1,432
 32,400   PNC Financial Services Group..........      1,460
 20,300   SouthTrust Corporation................        516
  7,500   State Street Corporation..............        727
122,600   Wells Fargo Company...................      5,019
                                                   --------
                                                     46,544
                                                   --------
          BEVERAGES -- 1.6%
 33,700   Anheuser-Busch Companies, Inc. .......      2,098
 84,800   Coca-Cola Company++...................      3,979
 38,100   Coca-Cola Enterprises Inc. ...........        822
 66,100   PepsiCo, Inc. ........................      2,285
 21,800   Seagram Company Ltd. .................      1,297
                                                   --------
                                                     10,481
                                                   --------
          BUSINESS SERVICES -- 0.1%
 12,500   Paychex, Inc. ........................        655
                                                   --------
          CHEMICALS -- BASIC -- 1.2%
 36,600   Dow Chemical Company..................      4,173
 32,400   E.I. duPont de Nemours and Company....      1,713
 12,200   FMC Corporation=......................        689
 38,100   Mallinckrodt Group Inc. ..............      1,095
                                                   --------
                                                      7,670
                                                   --------
          COMMERCIAL SERVICES -- 0.1%
  4,400   Omnicom Group Inc. ...................        411
                                                   --------
          COMPUTER RELATED -- 8.0%
  9,000   Adaptec, Inc.= .......................        348
 30,900   Apple Computer Inc.= .................      4,197
128,300   Dell Computer Corporation= ...........      6,920
 50,900   EMC Corporation.......................      6,363
 48,800   Hewlett-Packard Company...............      6,469

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTER RELATED -- (CONTINUED)
100,000   International Business Machines
            Corporation.........................   $ 11,799
 12,200   Lexmark International Group, Inc.,
            Class A.............................      1,290
 11,000   Network Appliance, Inc. ..............        910
 53,900   Pitney Bowes, Inc. ...................      2,409
 10,700   Seagate Technology Inc.= .............        645
  9,300   Silicon Graphics, Inc.= ..............         98
 34,900   Solectron Corporation.................      1,398
 78,900   Sun Microsystems, Inc. ...............      7,392
 24,700   Unisys Corporation= ..................        630
                                                   --------
                                                     50,868
                                                   --------
          COMPUTER SERVICES -- 0.2%
 13,700   Automatic Data Processing Inc. .......        661
  9,800   Computer Sciences Corporation= .......        775
                                                   --------
                                                      1,436
                                                   --------
          COMPUTER SOFTWARE -- 8.8%
  9,800   Adobe Systems Inc. ...................      1,091
 10,400   Cabletron Systems, Inc.= .............        305
  9,000   Citrix Systems, Inc. .................        596
 41,600   Computer Associates International
            Inc. ...............................      2,462
 64,300   Electronic Data Systems Corporation...      4,127
 28,800   First Data Corporation................      1,274
260,700   Microsoft Corporation=++..............     27,699
 15,800   Novell Inc.= .........................        452
141,100   Oracle Corporation....................     11,015
 13,400   Peoplesoft, Inc.= ....................        268
 19,600   VERITAS Software Corporation..........      2,568
 26,200   Yahoo! Inc.= .........................      4,490
                                                   --------
                                                     56,347
                                                   --------
          CONGLOMERATE -- 1.9%
 58,600   Dover Corporation.....................      2,805
  7,200   Rockwell International Corporation....        301
148,800   Tyco International Ltd. ..............      7,422
 25,300   United Technologies Corporation.......      1,599
                                                   --------
                                                     12,127
                                                   --------
          CONSTRUCTION -- 0.3%
 36,900   Pulte Corporation.....................        770
 63,100   Sherwin-Williams Company..............      1,385
                                                   --------
                                                      2,155
                                                   --------
          CONTAINERS AND PACKAGING -- 0.1%
  3,000   Sealed Air Corporation= ..............        163
 28,800   Tupperware Corporation................        455
                                                   --------
                                                        618
                                                   --------
          COSMETICS AND TOILETRIES -- 1.2%
 36,900   Alberto-Culver Company, Class B.......        879
 51,200   Colgate-Palmolive Company.............      2,886
 33,400   Kimberly-Clark Corporation............      1,870
 34,000   Procter & Gamble Company..............      1,913
                                                   --------
                                                      7,548
                                                   --------
          DIVERSIFIED -- 0.8%
 54,700   Minnesota Mining & Manufacturing
            Company.............................      4,844
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          DRUGS -- 6.4%
 51,500   American Home Products
            Corporation++.......................   $  2,762
 51,200   Amgen Inc. ...........................      3,142
105,000   Bristol-Myers Squibb Company..........      6,064
146,400   Merck & Company, Inc. ................      9,095
276,500   Pfizer Inc. ..........................     10,110
102,100   Schering-Plough Corporation...........      3,752
 61,900   Warner-Lambert Company................      6,035
                                                   --------
                                                     40,960
                                                   --------
          ELECTRIC POWER -- 1.1%
 24,400   Constellation Energy..................        778
 37,200   Duke Energy Corporation...............      1,953
 28,600   Entergy Corporation...................        577
 83,000   FirstEnergy Corporation...............      1,712
 57,100   Public Service Enterprise Group.......      1,692
 13,400   Reliant Energy Inc. ..................        314
                                                   --------
                                                      7,026
                                                   --------
          ELECTRICAL COMPONENTS -- 0.1%
 10,700   Conexant Systems Inc. ................        760
                                                   --------
          ELECTRONICS -- 0.7%
 13,400   KLA-Tencor Corporation................      1,129
 14,900   LSI Logic Corporation= ...............      1,082
 31,200   Teradyne, Inc. .......................      2,566
                                                   --------
                                                      4,777
                                                   --------
          ENERGY -- 0.1%
 14,000   Coastal Corporation...................        644
                                                   --------
          ENVIRONMENTAL -- 0.1%
 15,800   Johnson Controls Inc. ................        854
                                                   --------
          FINANCIAL SERVICES -- 2.8%
  3,800   American Express Company..............        566
 41,100   Charles Schwab Corporation............      2,334
 34,900   Freddie Mac...........................      1,542
 14,000   Household International Inc. .........        522
  3,500   Lehman Brothers Holdings Inc. ........        340
 11,300   Marsh & McLennan Companies Inc. ......      1,247
 23,800   MBNA Corporation......................        607
 10,700   Merrill Lynch & Company Inc. .........      1,124
 92,000   Morgan Stanley Dean Witter &
            Company.............................      7,503
  6,900   Paine Webber Group, Inc. .............        304
 25,600   Providian Financial Corporation.......      2,218
                                                   --------
                                                     18,307
                                                   --------
          FOOD PRODUCERS -- 1.8%
 33,400   Bestfoods.............................      1,564
 72,300   ConAgra Inc. .........................      1,310
 16,000   H.J. Heinz Company....................        558
 17,500   Kellogg Company.......................        448
120,800   Ralston Purina Group..................      3,307
 73,500   Sara Lee Corporation..................      1,323
 34,900   SYSCO Corporation.....................      1,245
 40,800   Unilever NV...........................      1,964
                                                   --------
                                                     11,719
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          FOREST AND PAPER PRODUCTS -- 0.5%
 14,600   Georgia-Pacific Corporation...........   $    578
 13,700   Temple-Inland Inc. ...................        682
 38,700   Weyerhaeuser Company..................      2,206
                                                   --------
                                                      3,466
                                                   --------
          FURNITURE AND APPLIANCES -- 0.2%
  6,900   Black & Decker Corporation............        259
 16,300   Whirlpool Corporation.................        956
                                                   --------
                                                      1,215
                                                   --------
          INSURANCE -- 2.3%
  1,500   Aetna Inc. ...........................         84
 28,600   Aflac, Inc. ..........................      1,303
 53,900   American International Group, Inc. ...      5,901
 20,900   CIGNA Corporation.....................      1,583
 14,600   Conseco Inc. .........................        167
 47,100   Lincoln National Corporation Ltd. ....      1,578
 62,800   Loews Corporation.....................      3,140
 24,700   MGIC Investment Corporation...........      1,078
                                                   --------
                                                     14,834
                                                   --------
          INTERNET -- 1.2%
114,300   America Online Inc.++.................      7,687
                                                   --------
          MACHINERY AND EQUIPMENT -- 0.1%
 10,700   Deere & Company.......................        407
                                                   --------
          MANUFACTURING -- 4.7%
 13,400   Corning Inc. .........................      2,600
178,500   General Electric Company++............     27,701
                                                   --------
                                                     30,301
                                                   --------
          MEDIA -- 3.4%
 38,100   CBS Corporation= .....................      2,157
 16,900   Clear Channel Communications,
            Inc.= ..............................      1,167
 46,500   Comcast Corporation, Class A
            Special.............................      2,017
 30,600   MediaOne Group, Inc.= ................      2,479
 64,900   Time Warner Inc. .....................      6,490
 34,900   Viacom Inc., Class B..................      1,841
138,000   Walt Disney Company...................      5,710
                                                   --------
                                                     21,861
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.0%
 77,100   Abbott Laboratories...................      2,713
 12,500   Allergan, Inc. .......................        625
 62,800   Baxter International Inc. ............      3,937
 13,700   Becton Dickinson & Company............        360
 16,900   Cardinal Health, Inc. ................        775
 33,000   Johnson & Johnson.....................      2,312
 23,800   Medtronic, Inc. ......................      1,224
 10,400   PE Corp-PE Biosystems Group...........      1,004
                                                   --------
                                                     12,950
                                                   --------
          MEDICAL SERVICES -- 0.4%
 10,400   Tenet Healthcare Corporation..........        239
 41,300   United Healthcare Corporation.........      2,463
                                                   --------
                                                      2,702
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          METALS AND MINING -- 0.6%
 19,300   Alcan Aluminum Ltd. ..................   $    654
 36,600   Alcoa Inc. ...........................      2,572
 20,600   Barrick Gold Corporation..............        323
 13,400   Inco Limited= ........................        245
  9,600   Newmont Mining Corporation............        215
                                                   --------
                                                      4,009
                                                   --------
          NETWORKING EQUIPMENT AND
            PRODUCTS -- 5.6%
 17,100   3Com Corporation= ....................        951
 13,400   ADC Telecommunications, Inc. .........        722
341,600   Cisco Systems, Inc. ..................     26,410
  3,800   Comverse Technology, Inc.= ...........        718
118,700   Lucent Technologies, Inc. ............      7,211
                                                   --------
                                                     36,012
                                                   --------
          OFFICE EQUIPMENT -- 0.0%+
 29,400   IKON Office Solutions, Inc. ..........        182
                                                   --------
          OIL -- DOMESTIC -- 1.6%
 29,400   Amerada Hess Corporation..............      1,900
 16,300   Atlantic Richfield Company............      1,386
 39,900   Kerr-McGee Corporation................      2,303
 69,300   Occidental Petroleum Corporation......      1,438
 26,800   Phillips Petroleum Company............      1,240
 76,200   USX-Marathon Group Inc. ..............      1,986
                                                   --------
                                                     10,253
                                                   --------
          OIL -- INTERNATIONAL -- 3.5%
 57,400   Chevron Corporation...................      5,306
157,700   Exxon Mobil Corporation++.............     12,271
 74,400   Royal Dutch Petroleum Company.........      4,283
 16,900   Texaco Inc. ..........................        906
                                                   --------
                                                     22,766
                                                   --------
          OIL AND GAS -- 0.0%+
  5,900   Apache Corporation....................        294
                                                   --------
          OIL FIELD SERVICES & EQUIPMENT -- 0.5%
 27,400   Schlumberger Ltd. ....................      2,096
 27,100   Transocean Sedco Forex Inc. ..........      1,391
                                                   --------
                                                      3,487
                                                   --------
          PHOTO AND OPTICAL -- 0.2%
 27,700   Eastman Kodak Company.................      1,504
                                                   --------
          PRINTING AND PUBLISHING -- 0.4%
 33,000   Dow Jones & Company Inc. .............      2,370
                                                   --------
          PROFESSIONAL SERVICES -- 0.1%
 14,600   Interpublic Group Companies, Inc. ....        690
                                                   --------
          RECREATION -- 0.2%
 11,300   Brunswick Corporation.................        214
    900   Carnival Corporation..................         22

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          RECREATION -- (CONTINUED)
  8,400   Harley-Davidson Inc. .................   $    667
 14,300   Mirage Resorts, Inc.= ................        277
                                                   --------
                                                      1,180
                                                   --------
          RESTAURANTS AND LODGING -- 0.5%
 55,900   Darden Restaurants Inc. ..............        996
 20,300   Hilton Hotels Corporation.............        157
 60,400   Tricon Global Restaurants Inc.= ......      1,876
                                                   --------
                                                      3,029
                                                   --------
          RETAIL -- FOOD -- 0.7%
 47,900   Safeway, Inc.= .......................      2,167
138,600   Supervalu Inc. .......................      2,625
                                                   --------
                                                      4,792
                                                   --------
          RETAIL -- GENERAL -- 2.9%
 49,400   Federated Department Stores, Inc.= ...      2,062
 45,800   Target Corporation....................      3,424
234,500   Wal-Mart Stores, Inc..................     13,015
                                                   --------
                                                     18,501
                                                   --------
          RETAIL -- SPECIALTY -- 2.8%
 37,200   Best Buy Company, Inc.= ..............      3,199
 25,900   Circuit City Stores - Circuit City
            Group...............................      1,577
 50,300   Gap Inc. .............................      2,506
110,400   Home Depot Inc. ......................      7,120
 10,100   Limited Inc. .........................        425
 26,500   Lowe's Companies Inc. ................      1,547
 36,300   Office Depot, Inc. ...................        420
 16,300   TJX Companies Inc. ...................        362
 27,700   Walgreen Company......................        713
                                                   --------
                                                     17,869
                                                   --------
          SEMICONDUCTORS -- 6.9%
 17,500   Analog Devices, Inc. .................      1,410
 32,100   Applied Materials, Inc. ..............      3,025
172,600   Intel Corporation++...................     22,773
 17,200   Micron Technology, Inc.= .............      2,167
 50,600   Motorola, Inc. .......................      7,204
 40,800   Texas Instruments Inc. ...............      6,528
 16,000   Xilinx, Inc. .........................      1,325
                                                   --------
                                                     44,432
                                                   --------
          TELECOMMUNICATIONS -- 2.6%
 39,000   Global Crossing, Ltd.= ...............      1,597
 72,000   Nortel Networks Corporation...........      9,071
 36,900   QUALCOMM Inc. ........................      5,510
  8,900   Scientific-Atlanta, Inc. .............        565
                                                   --------
                                                     16,743
                                                   --------
          TOBACCO -- 0.5%
146,700   Philip Morris Companies Inc. .........      3,099
                                                   --------
          TRANSPORTATION -- 0.5%
 23,500   Burlington Northern Santa Fe Inc. ....        520
 16,300   Delta Air Lines, Inc. ................        868
  8,400   FedEx Corporation= ...................        328
 41,300   Union Pacific Corporation.............      1,615
                                                   --------
                                                      3,331
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          TRUCKING AND SHIPPING -- 0.1%
 36,300   Ryder System Inc. ....................   $    824
                                                   --------
          UTILITIES -- ELECTRIC -- 0.6%
 16,300   Edison International..................        270
 44,000   PECO Energy Company...................      1,623
 53,600   Unicom Corporation....................      1,956
                                                   --------
                                                      3,849
                                                   --------
          UTILITIES -- NATURAL GAS -- 0.2%
  5,900   Peoples Energy Corporation............        162
 21,800   Williams Companies, Inc. .............        958
                                                   --------
                                                      1,120
                                                   --------
          UTILITIES -- TELEPHONE -- 7.1%
  1,800   ALLTEL Corporation....................        114
105,300   AT&T Corporation++....................      5,923
 74,400   Bell Atlantic Corporation.............      4,548
161,600   BellSouth Corporation.................      7,594
 66,100   GTE Corporation.......................      4,693
135,100   MCI Worldcom, Inc.= ..................      6,122
 18,700   Nextel Communications, Inc.= .........      2,772
151,400   SBC Communications Inc. ..............      6,359
 78,300   Sprint Corporation (FON Group)........      4,933
 44,000   Sprint Corporation (PCS Group)........      2,874
                                                   --------
                                                     45,932
                                                   --------
          WASTE MANAGEMENT -- 0.0%+
 13,700   Waste Management, Inc. ...............        188
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $374,972).......................    639,949
                                                   --------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 3.5%
          (Cost $22,870)
 22,870   Nations Cash Reserves#................     22,870
                                                   --------
          TOTAL INVESTMENTS
          (Cost $397,842*)...............  102.8%   662,819
                                                   --------
          OTHER ASSETS AND
            LIABILITIES (NET)............   (2.8)%
          Receivable for investment securities
            sold................................   $     47
          Receivable for Fund shares sold.......         65
          Dividends receivable..................        557
          Interest receivable...................         16
          Receivable for variation margin.......         21
          Unamortized organization costs........          3
          Collateral on securities loaned.......    (14,885)

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          Payable for Fund shares redeemed......   $   (595)
          Investment advisory fee payable.......       (113)
          Administration fee payable............       (123)
          Shareholder servicing and distribution
            fees payable........................        (11)
          Due to custodian......................        (47)
          Payable for investment securities
            purchased...........................     (2,857)
          Accrued Trustees' fees and expenses...        (17)
          Accrued expenses and other
            liabilities.........................       (124)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (18,063)
                                                   --------
          NET ASSETS.....................  100.0%  $644,756
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold and futures
            contracts...........................     39,653
          Net unrealized appreciation of
            investments and futures contracts...    265,087
          Paid-in capital.......................    340,016
                                                   --------
          NET ASSETS............................   $644,756
                                                   ========
          PRIMARY A SHARES
          Net asset value, offering and
            redemption price per share
            ($593,317,273 / 26,923,021 shares
            outstanding)........................     $22.04
                                                     ======
          PRIMARY B SHARES
          Net asset value, offering and
            redemption price per share
            ($5,695 / 257 shares outstanding)...     $22.16
                                                     ======
          INVESTOR A SHARES
          Net asset value and redemption price
            per share ($51,432,809 / 2,333,888
            shares outstanding).................     $22.04
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $261,883 on investment securities was comprised of gross appreciation of $274,584 and gross depreciation of $12,701 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $400,936.

 =  Non-income producing security.

++ All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $14,885.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         COMMON STOCKS -- 97.4%
         ADVERTISING AND MARKETING SERVICES -- 1.2%
  300    Cyrk, Inc.= ..............................   $    3
  425    HA-LO Industries, Inc.= ..................        3
1,300    Snyder Communications, Inc.= .............       29
                                                      ------
                                                          35
                                                      ------
         AEROSPACE AND DEFENSE -- 0.6%
  275    AAR Corporation...........................        5
  450    BE Aerospace, Inc.= ......................        3
  550    GenCorp Inc. .............................        4
  450    Orbital Sciences Corporation= ............        6
                                                      ------
                                                          18
                                                      ------
         APPAREL AND TEXTILES -- 1.8%
  200    Brown Shoe Company, Inc. .................        2
  600    Cone Mills Corporation= ..................        3
  175    Footstar Inc.= ...........................        5
  375    G & K Services, Inc., Class A.............        7
  350    J. Baker Inc. ............................        2
  200    Kellwood Company..........................        4
  300    Nautica Enterprises Inc.= ................        4
  175    Oshkosh B'Gosh Inc. ......................        3
  550    Phillips-Van Heusen Corporation...........        4
  200    Pillowtex Corporation.....................        1
  525    Quiksilver, Inc. .........................        9
1,000    Stride Rite Corporation...................        8
                                                      ------
                                                          52
                                                      ------
         AUTOMOBILE PARTS MANUFACTURERS -- 2.1%
  775    Intermet Corporation......................        7
  800    Mascotech, Inc. ..........................        9
  600    Myers Industries Inc. ....................        7
  575    Simpson Industries........................        6
  550    Spartan Motors Inc. ......................        2
  200    Standard Motor Products, Inc. ............        3
  775    TBC Corporation= .........................        4
  350    Titan International Inc. .................        3
1,100    Tower Automotive Inc.= ...................       18
  300    Wynn's International, Inc. ...............        4
                                                      ------
                                                          63
                                                      ------
         AUTOMOBILES AND TRUCKS -- 0.2%
  450    Group 1 Automotive, Inc.= ................        5
                                                      ------
         BANKING -- 5.8%
  500    BankNorth Group Inc. .....................       13
1,025    Community First Bankshares, Inc. .........       16
1,475    Cullen Frost Bankers Inc. ................       39
  550    Downey Financial Corporation..............       12
  200    First Midwest Bancorp, Inc. ..............        5
  575    Firstbank Corporation.....................       10
  175    MAF Bancorp Inc. .........................        3
  475    Provident Bankshares Corporation..........        7
  675    Silicon Valley Bancshares= ...............       50
  750    Susquehanna Bancshares Inc. ..............       10
  175    United Bankshares Inc. ...................        4
                                                      ------
                                                         169
                                                      ------

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         BEVERAGES -- 0.6%
  375    Canandaigua Brands Inc., Class A= ........   $   19
                                                      ------
         BUILDING MATERIALS -- 2.3%
  500    Building Materials Holding
           Corporation= ...........................        5
  125    Butler Manufacturing Company..............        3
  150    Champion Enterprises Inc.= ...............        1
  450    Coachmen Industries Inc. .................        6
  250    Florida Rock Industries...................        7
  525    Insteel Industries, Inc. .................        3
  475    Monaco Coach Corporation..................        9
  425    Simpson Manufacturing Company, Inc.= .....       16
  700    Universal Forest Products.................        9
  750    Watsco Inc. ..............................        8
                                                      ------
                                                          67
                                                      ------
         CHEMICALS -- BASIC -- 1.0%
  700    Cambrex Corporation.......................       30
                                                      ------
         CHEMICALS -- SPECIALTY -- 1.4%
  250    Chemed Corporation........................        8
  375    Lilly Industries Inc., Class A............        5
  500    OM Group, Inc. ...........................       22
  275    Penford Corporation.......................        5
                                                      ------
                                                          40
                                                      ------
         COMMERCIAL SERVICES -- 1.7%
  250    ABM Industries Incorporated...............        6
  425    Insurance Auto Auctions Inc.= ............        7
1,475    Interim Services Inc.= ...................       27
  350    Lason, Inc.= .............................        2
  350    NFO Worldwide Inc.= ......................        8
                                                      ------
                                                          50
                                                      ------
         COMPUTER RELATED -- 0.6%
  250    Hutchinson Technology, Inc.= .............        4
  925    Standard Microsystems Corporation= .......       14
                                                      ------
                                                          18
                                                      ------
         COMPUTER SERVICES -- 1.0%
  675    Gerber Scientific Inc. ...................       13
  600    Primark Corporation= .....................       15
                                                      ------
                                                          28
                                                      ------
         COMPUTER SOFTWARE -- 0.3%
  475    Avid Technology, Inc.= ...................        8
                                                      ------
         CONSTRUCTION -- 2.5%
  950    D.R. Horton Inc. .........................       12
  600    M.D.C. Holdings, Inc. ....................       11
1,600    Morrison Knudsen Corporation= ............       12
  500    Ryland Group Inc. ........................        9
  775    Standard Pacific Corporation..............        8
  750    Toll Brothers Inc.= ......................       15
  150    U.S. Home Corporation= ...................        6
                                                      ------
                                                          73
                                                      ------
         CONSUMER GOODS AND SERVICES -- 3.3%
  150    Angelica Corporation......................        1
1,500    Fedders Corporation.......................        8

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         CONSUMER GOODS AND SERVICES -- (CONTINUED)
  275    Harman International Industries...........   $   17
1,025    Kaman Corporation.........................       10
1,025    La-Z-Boy Inc. ............................       16
  225    New England Business Service, Inc. .......        4
  675    Oakwood Homes Corporation.................        3
  575    Royal Appliance Manufacturing Company=....        3
  500    Russ Berrie & Company Inc. ...............        9
  800    Smithfield Foods Inc.=....................       16
  125    The Kroll-O'Gara Company=.................        1
  550    Thomas Industries Inc. ...................       10
                                                      ------
                                                          98
                                                      ------
         CONTAINERS AND PACKAGING -- 1.1%
  950    AptarGroup Inc. ..........................       26
  250    Shorewood Packaging Corporation=..........        5
                                                      ------
                                                          31
                                                      ------
         DISTRIBUTION AND WHOLESALE -- 0.8%
  300    Aviation Sales Company=...................        2
1,100    Brightpoint Inc.=.........................       13
  275    Lawson Products...........................        7
                                                      ------
                                                          22
                                                      ------
         DIVERSIFIED -- 0.7%
  275    Justin Industries Inc. ...................        5
  350    SPS Technologies Inc.=....................       11
  250    Standex International Corporation.........        4
                                                      ------
                                                          20
                                                      ------
         DRUGS -- 2.4%
  675    Bindley Western Industries................        9
  875    Dura Pharmaceuticals Inc.=................       11
  500    Medicis Pharmaceutical Corporation, Class
           A=......................................       20
1,250    NBTY, Inc.=...............................       17
  425    Pharmaceutical Product Development,
           Inc.=...................................        7
  200    Syncor International Corporation=.........        7
                                                      ------
                                                          71
                                                      ------
         ELECTRICAL EQUIPMENT -- 0.4%
  350    Intermagnetics General Corporation=.......        6
  200    Park Electrochemical Corporation..........        5
                                                      ------
                                                          11
                                                      ------
         ELECTRONICS -- 3.3%
  700    Anixter International Inc.=...............       20
  200    Benchmark Electronics Inc.=...............        7
  550    BMC Industries, Inc. .....................        3
  875    Checkpoint Systems Inc.=..................        7
  275    Esterline Technologies Corporation=.......        4
  325    Hadco Corporation=........................       21
  500    Itron Inc.=...............................        3
  500    Kent Electronics Corporation=.............       15
1,125    Pioneer Standard Electronics..............       18
                                                      ------
                                                          98
                                                      ------
         ENERGY -- 0.3%
  350    Barrett Resources Corporation=............       10
                                                      ------

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         ENTERTAINMENT -- 0.2%
  125    Anchor Gaming=............................   $    5
                                                      ------
         ENVIRONMENTAL -- 1.4%
  250    American States Water Company.............        7
  600    Clarcor Inc. .............................       11
  550    IMCO Recycling Inc. ......................        6
  725    Tetra Tech Inc. ..........................       17
                                                      ------
                                                          41
                                                      ------
         EXPLORATION AND DRILLING -- 0.5%
  575    Northwest Natural Gas Company.............       11
  475    Southwestern Energy Company...............        3
                                                      ------
                                                          14
                                                      ------
         FINANCIAL SERVICES -- 4.8%
1,650    Americredit Corporation=..................       27
  300    Centura Banks Inc. .......................       14
  850    Commercial Federal Corporation............       14
  350    Dain Rauscher Corporation.................       23
  500    Mutual Risk Management Ltd. ..............       10
  300    National Discount Brokers Group, Inc.=....       15
  925    Raymond James Financial, Inc. ............       19
  500    Riggs National Corporation................        6
  425    Whitney Holding Corporation...............       14
                                                      ------
                                                         142
                                                      ------
         FOOD PRODUCERS -- 2.4%
  125    Agribrands International, Inc.=...........        5
1,175    Chiquita Brands International Inc. .......        6
  875    Corn Products International Inc. .........       21
  625    Earthgrains Company.......................        9
  175    J & J Snack Foods Corporation=............        3
  500    Michael Foods Inc. .......................       11
  550    Panera Bread Company, Class A=............        4
  775    Ralcorp Holdings, Inc.=...................       11
                                                      ------
                                                          70
                                                      ------
         FOREST AND PAPER PRODUCTS -- 1.0%
  175    Pope & Talbot Inc. .......................        3
  425    Schweitzer-Mauduit International Inc. ....        5
  600    United Stationers Inc.=...................       22
                                                      ------
                                                          30
                                                      ------
         FURNITURE AND APPLIANCES -- 0.4%
  450    Bassett Furniture Industries, Inc. .......        6
1,200    Interface Inc. ...........................        5
                                                      ------
                                                          11
                                                      ------
         HEALTHCARE -- 0.5%
  925    Magellan Health Services, Inc.=...........        4
  350    Pediatrix Medical Group Inc.=.............        3
1,600    US Oncology, Inc.=........................        7
                                                      ------
                                                          14
                                                      ------
         HOUSEHOLD PRODUCTS -- 0.3%
  600    SLI, Inc. ................................       10
                                                      ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         INSURANCE -- 3.2%
  175    Delphi Financial Group Inc., Class A......   $    5
1,025    Enhance Financial Services Group Inc. ....       14
  650    Fidelity National Financial, Inc. ........        9
  875    First American Financial Corporation......       12
1,200    Fremont General Corporation...............        7
  900    Radian Group Inc. ........................       44
  850    Sierra Health Services, Inc.=.............        4
                                                      ------
                                                          95
                                                      ------
         MACHINERY AND EQUIPMENT -- 2.6%
  575    Applied Industrial Technologies, Inc. ....        9
  475    Applied Power, Inc., Class A..............       14
  250    Astec Industries Inc.=....................        7
  500    Gardner Denver Machinery Inc.=............        9
  400    Hughes Supply Inc. .......................        6
1,575    JLG Industries Inc. ......................       14
  900    Paxar Corporation=........................        9
  175    Regal Beloit..............................        3
  250    SpeedFam-IPEC, Inc.=......................        5
                                                      ------
                                                          76
                                                      ------
         MANUFACTURING -- 1.2%
  750    A. O. Smith Corporation...................       14
  500    Belden Inc. ..............................       13
  475    Dixie Group Inc.=.........................        2
  175    Lydall Inc.=..............................        2
  450    Sturm, Ruger & Company Inc. ..............        4
                                                      ------
                                                          35
                                                      ------
         MEDICAL PRODUCTS AND SUPPLIES -- 4.3%
  475    Coherent Inc.=............................       24
  400    Cooper Companies Inc. ....................       13
  450    Datascope Corporation.....................       14
  550    Hanger Orthopedic Group, Inc.=............        3
  575    IDEXX Laboratories Inc.=..................       13
  150    Owens & Minor, Inc. ......................        2
  250    Priority Healthcare Corporation...........       13
   57    Sola International Inc.=..................        4
  375    SpaceLabs Medical Inc.=...................        6
  525    Varian Medical Systems, Inc.=.............       24
  475    Vital Signs Inc. .........................       11
                                                      ------
                                                         127
                                                      ------
         MEDICAL SERVICES -- 3.0%
  525    Cerner Corporation=.......................       14
1,400    Coventry Health Care Inc.=................       12
  575    Invacare Corporation......................       16
1,000    Orthodontic Centers of America=...........       19
  425    PAREXEL International Corporation=........        4
  450    Universal Health Services Inc., Class
           B=......................................       22
                                                      ------
                                                          87
                                                      ------
         METALS AND MINING -- 3.8%
  875    AMCOL International Corporation...........       13
  200    Brush Wellman Inc. .......................        4
  100    Commercial Metals Company.................        3
  500    Commonwealth Industries, Inc. ............        5
  550    Material Sciences Corporation=............        7
  575    Mueller Industries Inc.=..................       17
  325    Northwestern Corporation..................        7
  375    Quanex Corporation........................        7

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         METALS AND MINING -- (CONTINUED)
  650    Reliance Steel & Aluminum Company.........   $   15
  500    RTI International Metals, Inc.=...........        4
  575    Steel Technologies Inc. ..................        5
  425    Stillwater Mining Company=................       16
  275    Texas Industries Inc. ....................        9
                                                      ------
                                                         112
                                                      ------
         OFFICE EQUIPMENT -- 0.7%
  575    Brady Corporation.........................       18
  375    Nashua Corporation=.......................        3
                                                      ------
                                                          21
                                                      ------
         OIL AND GAS -- 6.5%
  425    Cabot Oil & Gas Corporation...............        8
  450    HS Resources, Inc.=.......................       10
  450    Input/Output, Inc.=.......................        3
  275    New Jersey Resources Corporation..........       12
  850    Newfield Exploration Company=.............       30
  850    Oceaneering International Inc.=...........       16
1,150    Pogo Producing Company....................       33
  775    Pride International Inc.=.................       18
  800    Seitel Inc.=..............................        6
1,525    Vintage Petroleum, Inc. ..................       31
  850    Wicor Inc. ...............................       26
                                                      ------
                                                         193
                                                      ------
         OIL FIELD SERVICES & EQUIPMENT -- 0.5%
  150    Offshore Logistics Inc.=..................        2
  200    Seacor Smit, Inc.=........................       13
   25    Tuboscope Inc.=++.........................        0
                                                      ------
                                                          15
                                                      ------
         PRINTING AND PUBLISHING -- 0.5%
  600    Bowne & Company Inc. .....................        7
  275    Consolidated Graphics Inc.=...............        4
  600    Thomas Nelson, Inc. ......................        5
                                                      ------
                                                          16
                                                      ------
         PROFESSIONAL SERVICES -- 1.6%
  475    CDI Corporation=..........................        9
  750    InaCom Corporation=.......................        2
  675    National Data Corporation.................       17
  750    URS Corporation=..........................       10
  275    Volt Information Sciences Inc.=...........       10
                                                      ------
                                                          48
                                                      ------
         RECREATION -- 1.5%
  550    Arctic Cat Inc. ..........................        6
  850    Aztar Corporation=........................        8
  125    GC Companies Inc.=........................        4
  175    Huffy Corporation.........................        1
  175    K2 Inc.=..................................        1
  850    Pinnacle Entertainment, Inc.=.............       18
  250    Thor Industries Inc. .....................        6
                                                      ------
                                                          44
                                                      ------
         RESTAURANTS AND LODGING -- 1.5%
  850    CKE Restaurant Inc. ......................        5
  500    IHOP Corporation..........................        7
  775    Landry's Seafood Restaurants Inc.=........        5
  150    Luby's Inc. ..............................        1

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         RESTAURANTS AND LODGING -- (CONTINUED)
  200    Marcus Corporation........................   $    3
1,175    Prime Hospitality Corporation=............        9
  375    Ruby Tuesday Inc. ........................        7
  650    Ryan's Family Steak Houses Inc.=..........        6
                                                      ------
                                                          43
                                                      ------
         RETAIL -- FOOD -- 0.3%
  600    Fleming Companies Inc. ...................        9
                                                      ------
         RETAIL -- GENERAL -- 1.0%
  500    Ames Department Stores=...................       13
  650    Casey's General Stores, Inc. .............        7
  300    Cash America Investments Inc. ............        4
  250    ShopKo Stores, Inc.=......................        4
                                                      ------
                                                          28
                                                      ------
         RETAIL -- SPECIALTY -- 5.5%
  650    AnnTaylor Stores Corporation=.............       15
  375    Books-A-Million Inc.=.....................        2
1,000    Cato Corporation..........................       12
  250    Discount Auto Parts Inc.=.................        2
  500    Dress Barn Inc.=..........................       10
  250    Goody's Family Clothing Inc.=.............        2
  500    Gottschalks Inc.=.........................        3
1,100    Jan Bell Marketing Inc.=..................        3
  500    Jo-Ann Stores Inc.=.......................        4
  475    Michaels Stores Inc.=.....................       19
1,600    Pier 1 Imports Inc. ......................       16
1,000    The Bombay Company Inc.=..................        3
  850    The Men's Wearhouse Inc.=.................       25
  350    Toro Company..............................       10
  750    Zale Corporation=.........................       36
                                                      ------
                                                         162
                                                      ------
         SEMICONDUCTORS -- 2.5%
1,200    International Rectifier Corporation.......       46
  175    Photronics, Inc.=.........................        6
  575    Silicon Valley Group, Inc.=...............       16
  125    Ultratech Stepper, Inc.=..................        2
  216    Zilog Inc.=...............................        2
                                                      ------
                                                          72
                                                      ------
         STEEL -- 0.1%
  475    Birmingham Steel Corporation..............        2
                                                      ------
         TECHNOLOGY -- 0.8%
1,300    Komag, Incorporated=......................        5
  850    S3 Inc.=..................................       18
                                                      ------
                                                          23
                                                      ------

                                                      VALUE
SHARES                                                (000)
------------------------------------------------------------
         TELECOMMUNICATIONS -- 0.6%
  475    Allen Telecom Inc.=.......................   $    8
  250    Digi International Inc.=..................        2
  375    PictureTel Corporation=...................        3
  475    SymmetriCom Inc.=.........................        5
                                                      ------
                                                          18
                                                      ------
         TRANSPORTATION -- 3.0%
  925    American Freightways Corporation=.........       14
  675    Arkansas Best Corporation=................        7
  600    Fritz Companies, Inc.=....................        6
  425    M.S. Carriers Inc.=.......................       10
  850    Mesa Air Group Inc.=......................        5
  175    Railamerica Inc.=.........................        1
  500    SkyWest Inc. .............................       20
  700    U.S. Freightways Corporation..............       26
                                                      ------
                                                          89
                                                      ------
         TRUCKING AND SHIPPING -- 1.5%
  600    Frozen Food Express Industries, Inc. .....        2
1,600    Rollins Truck Leasing Corporation.........       14
  350    Wabash National Corporation...............        5
  800    Werner Enterprises Inc. ..................       13
  600    Yellow Corporation=.......................       11
                                                      ------
                                                          45
                                                      ------
         UTILITIES -- ELECTRIC -- 0.9%
  375    Eastern Utilities Associates..............       11
  175    TNP Enterprises Inc. .....................        8
  175    United Illuminating Company...............        7
                                                      ------
                                                          26
                                                      ------
         UTILITIES -- NATURAL GAS -- 1.3%
  850    Energen Corporation.......................       14
  425    Piedmont Natural Gas Company, Inc. .......       11
  225    Southwest Gas Corporation.................        4
  450    Valmont Industries Inc. ..................        8
                                                      ------
                                                          37
                                                      ------
         UTILITIES -- WATER -- 0.9%
  750    United Water Resources Inc. ..............       26
                                                      ------
         WIRE AND CABLE PRODUCTS -- 1.2%
  500    Barnes Group Inc. ........................        7
  850    Cable Design Technologies Corporation=....       29
                                                      ------
                                                          36
                                                      ------
         TOTAL COMMON STOCKS
         (Cost $2,780).............................    2,858
                                                      ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

SHARES                                                VALUE
(000)                                                 (000)
------------------------------------------------------------
         INVESTMENT COMPANIES -- 4.2%
         (Cost $123)
  123    Nations Cash Reserves#....................      123
                                                      ------
         TOTAL INVESTMENTS
         (Cost $2,903*).....................  101.6%   2,981
                                                      ------
         OTHER ASSETS AND
           LIABILITIES (NET)................   (1.6)%
         Dividends receivable......................   $    2
         Receivable from investment advisor........       85
         Collateral on securities loaned...........      (33)
         Payable for Fund shares redeemed..........      (46)
         Administration fee payable................       (1)
         Distributions payable.....................       (1)
         Accrued Trustees' fees and expenses.......      (16)
         Accrued expenses and other liabilities....      (38)
                                                      ------
         TOTAL OTHER ASSETS AND
           LIABILITIES (NET).......................      (48)
                                                      ------
         NET ASSETS.........................  100.0%  $2,933
                                                      ======
         NET ASSETS CONSIST OF:
         Undistributed net investment income.......   $    5
         Accumulated net realized loss on
           investments sold and futures
           contracts...............................     (299)
         Net unrealized appreciation of
           investments.............................       78
         Paid-in capital...........................    3,149
                                                      ------
         NET ASSETS................................   $2,933
                                                      ======


                                                     VALUE
-----------------------------------------------------------
        PRIMARY A SHARES
        Net asset value, offering and redemption
          price per share ($1,623,832 / 160,003
          shares outstanding).....................   $10.15
                                                     ======
        INVESTOR A SHARES
        Net asset value and redemption price per
          share ($1,309,121 / 128,824 shares
          outstanding)............................   $10.16
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $12 on investment securities was comprised of gross appreciation of $530 and gross depreciation of $518 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $2,969.

 =  Non-income producing security.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $33.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 92.0%
          ADVERTISING AND MARKETING SERVICES -- 0.5%
 23,800   HA-LO Industries, Inc.=...............   $    187
 39,400   Snyder Communications, Inc.=..........        887
                                                   --------
                                                      1,074
                                                   --------
          AEROSPACE AND DEFENSE -- 0.4%
 24,000   AAR Corporation.......................        401
  7,300   Alliant Techsystems Inc.=.............        430
 13,800   BE Aerospace, Inc.=...................         81
    800   GenCorp Inc. .........................          6
                                                   --------
                                                        918
                                                   --------
          APPAREL AND TEXTILES -- 1.2%
 14,600   Brown Shoe Company, Inc. .............        175
  6,500   Cone Mills Corporation=...............         28
  2,700   Footstar Inc.=........................         76
  8,700   Haggar Corporation....................        120
 13,200   J. Baker Inc. ........................         92
 16,600   Kellwood Company......................        292
 12,800   Nautica Enterprises Inc.=.............        150
 22,000   Oshkosh B'Gosh Inc. ..................        396
 29,500   Phillips-Van Heusen Corporation.......        227
 15,400   Quiksilver, Inc. .....................        270
 11,900   Timberland Company, Class A...........        608
                                                   --------
                                                      2,434
                                                   --------
          AUTOMOBILE PARTS MANUFACTURERS -- 1.0%
 20,400   Intermet Corporation..................        186
 11,800   Mascotech, Inc. ......................        139
 17,700   Myers Industries Inc. ................        212
 12,200   Simpson Industries....................        120
 27,800   Standard Motor Products, Inc. ........        414
 22,000   TBC Corporation=......................        111
 11,300   Tenneco Automotive Inc. ..............         90
 37,500   Tower Automotive Inc.=................        614
 12,100   Wynn's International, Inc. ...........        167
                                                   --------
                                                      2,053
                                                   --------
          AUTOMOBILES AND TRUCKS -- 0.1%
 16,600   Copart, Inc. .........................        291
                                                   --------
          BANKING -- 4.9%
 14,400   Anchor Bancorp Wisconsin Inc. ........        229
 15,900   BankNorth Group Inc. .................        426
  5,600   Charter One Financial, Inc. ..........        118
 24,900   Commerce Bancorp, Inc. ...............        921
 20,500   Community First Bankshares, Inc. .....        328
 47,500   Cullen Frost Bankers Inc.++...........      1,256
 18,500   Downey Financial Corporation..........        393
 15,400   First Midwest Bancorp, Inc. ..........        373
 16,400   Firstbank Corporation.................        289
 52,300   Hudson United Bancorp.................      1,134
 27,900   MAF Bancorp Inc. .....................        452
 13,800   Provident Bankshares Corporation......        217
 10,700   Queens County Bancorp Inc. ...........        193
 14,600   Silicon Valley Bancshares=............      1,049
  7,500   Staten Island Bancorp, Inc. ..........        128
  3,800   Susquehanna Bancshares Inc. ..........         52

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          BANKING -- (CONTINUED)
 10,300   U.S. Trust Corporation++..............   $  1,948
 23,100   United Bankshares Inc. ...............        508
                                                   --------
                                                     10,014
                                                   --------
          BEVERAGES -- 0.4%
 17,700   Canandaigua Brands Inc., Class
            A=++................................        903
                                                   --------
          BUILDING MATERIALS -- 0.8%
 42,200   Building Materials Holding
            Corporation=........................        382
  2,600   Champion Enterprises Inc.=............         15
  8,000   Coachmen Industries Inc. .............        111
 34,200   Insteel Industries, Inc. .............        192
 16,800   Monaco Coach Corporation..............        319
  3,400   Republic Group Incorporated...........         37
  1,600   Simpson Manufacturing Company,
            Inc.=...............................         63
  8,300   Skyline Corporation...................        180
 14,800   Universal Forest Products.............        183
 20,500   Watsco Inc. ..........................        214
                                                   --------
                                                      1,696
                                                   --------
          BUSINESS SERVICES -- 0.1%
  3,300   Fair, Issac and Company Inc. .........        128
                                                   --------
          CHEMICALS -- BASIC -- 0.5%
 13,100   Cambrex Corporation...................        570
 21,200   Geon Company..........................        456
                                                   --------
                                                      1,026
                                                   --------
          CHEMICALS -- SPECIALTY -- 0.8%
  3,300   Chemed Corporation....................         99
 11,600   Lilly Industries Inc., Class A........        144
  2,600   MacDermid, Inc. ......................         69
 12,500   OM Group, Inc. .......................        568
 11,500   Quaker Chemical Corporation...........        196
 14,300   Scotts Company, Class A=..............        600
                                                   --------
                                                      1,676
                                                   --------
          COMMERCIAL SERVICES -- 3.9%
  9,300   ABM Industries Incorporated...........        219
  7,700   Catalina Marketing Corporation=.......        780
  3,800   Central Parking Corporation...........         76
  6,500   ChoicePoint Inc. .....................        243
 16,300   Computer Task Group Inc. .............        179
 12,400   Dendrite International, Inc. .........        260
 17,600   eLoyalty Corporation=.................        420
  7,800   Factset Research Systems Inc. ........        211
 38,100   Insurance Auto Auctions Inc.=.........        643
 28,200   Interim Services Inc.=................        523
 16,800   Lason, Inc.=..........................        111
  9,300   NFO Worldwide Inc.=...................        205
 25,200   Prepaid Legal Services Inc.=..........        748
 12,800   SEI Investment Company++..............      1,451
 17,600   Technology Solutions Company=.........        161
 23,600   The Profit Recovery Group
            International, Inc. ................        437
 33,900   True North Communications++...........      1,332
                                                   --------
                                                      7,999
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTER RELATED -- 2.7%
 11,250   Cybex Computer Products Corporation...   $    423
 18,400   Hutchinson Technology, Inc.=..........        324
  8,600   Jack Henry & Associates...............        317
  8,200   Kronos Inc.=..........................        243
 13,000   Micros Systems, Inc.=.................        818
 17,200   Pinnacle Systems, Inc.=...............        572
  9,700   Plexus Corporation=...................        646
 45,600   Standard Microsystems Corporation=....        664
  5,100   Three-Five Systems, Inc. .............        306
 24,200   Zebra Technologies Corporation=++.....      1,211
                                                   --------
                                                      5,524
                                                   --------
          COMPUTER SERVICES -- 1.1%
 19,800   Gerber Scientific Inc. ...............        382
 25,000   MarchFirst, Inc.=.....................        893
 15,600   Primark Corporation=..................        376
  2,200   QRS Corporation=......................        166
  4,700   ZixIt Corporation=....................        342
                                                   --------
                                                      2,159
                                                   --------
          COMPUTER SOFTWARE -- 7.5%
 35,600   American Management Systems=++........      1,559
 16,200   Aspen Technology, Inc.=...............        654
 16,200   Avid Technology, Inc.=................        290
    700   BARRA, Inc.=..........................         24
 23,300   Ciber Inc.=...........................        478
 18,900   Epicor Software Corporation=..........        161
 26,500   FileNET Corporation=..................        788
  6,500   Great Plains Software, Inc.=..........        347
 12,700   Harbinger Corporation=................        370
 12,100   HNC Software Inc.=....................        872
 11,700   Hyperion Solutions Corporation=.......        380
 21,700   MedQuist Inc.=........................        590
 31,800   Mercury Interactive Corporation++.....      2,519
 26,600   Midway Games Inc.=....................        352
 25,200   National Computer Systems Inc.++......      1,279
 18,500   National Instruments Corporation......        868
  6,900   Project Software & Development,
            Inc. ...............................        390
    300   Read-Rite Corporation=................          1
 20,000   Remedy Corporation=...................        843
 17,900   RSA Security Inc.=++..................        927
 10,400   The BISYS Group, Inc.=................        692
 16,100   THQ Inc. .............................        288
 11,900   Verity, Inc. .........................        485
                                                   --------
                                                     15,157
                                                   --------
          CONSTRUCTION -- 2.3%
 23,300   D.R. Horton Inc. .....................        304
 27,600   Dycom Industries Inc.++...............      1,347
  4,300   Elcor Corporation.....................        148
 25,500   Insituform Technologies Inc., Class
            A=..................................        781
 19,000   M.D.C. Holdings, Inc. ................        341
 42,700   Morrison Knudsen Corporation=.........        315
 15,700   Ryland Group Inc. ....................        294
 36,500   Standard Pacific Corporation..........        365
 20,400   Toll Brothers Inc.=...................        408
 11,300   U.S. Home Corporation=................        429
                                                   --------
                                                      4,732
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          CONSUMER GOODS AND SERVICES -- 1.8%
 40,700   ADVO Inc.=............................   $  1,017
  7,700   Angelica Corporation..................         77
 28,800   Fedders Corporation...................        160
  5,000   Harman International Industries.......        300
 21,200   Kaman Corporation.....................        207
 47,200   La-Z-Boy Inc. ........................        726
 19,700   Royal Appliance Manufacturing
            Company=............................         97
 12,700   Russ Berrie & Company Inc. ...........        235
 23,800   Smithfield Foods Inc.=................        476
 18,400   Thomas Industries Inc. ...............        345
  4,100   Wolverine World Wide..................         45
                                                   --------
                                                      3,685
                                                   --------
          CONTAINERS AND PACKAGING -- 0.4%
 23,400   AptarGroup Inc. ......................        624
 11,800   Shorewood Packaging Corporation=......        253
                                                   --------
                                                        877
                                                   --------
          COSMETICS AND TOILETRIES -- 0.1%
 27,200   Natures Sunshine Products Inc. .......        218
                                                   --------
          DISTRIBUTION AND WHOLESALE -- 0.3%
 12,800   Aviation Sales Company=...............         81
 38,500   Brightpoint Inc.=.....................        471
  1,000   Lawson Products.......................         24
                                                   --------
                                                        576
                                                   --------
          DIVERSIFIED -- 0.5%
 23,500   Justin Industries Inc. ...............        423
 11,800   SPS Technologies Inc.=................        360
 11,100   Standex International Corporation.....        172
                                                   --------
                                                        955
                                                   --------
          DRUGS -- 4.9%
 23,700   Alpharma Inc., Class A................        871
 19,900   Barr Laboratories, Inc.=..............        836
 36,900   Bindley Western Industries............        500
 28,700   Bio-Technology General
            Corporation=........................        445
  7,500   Cygnus, Inc.=.........................        109
 34,100   Dura Pharmaceuticals Inc.=............        420
  8,500   Enzo Biochem, Inc.=...................        599
 20,200   IDEC Pharmaceuticals Corporation++....      1,984
 40,200   Jones Pharma Incorporated++...........      1,221
 14,100   Medicis Pharmaceutical Corporation,
            Class A=............................        564
 43,200   NBTY, Inc.=...........................        591
 20,200   Pharmaceutical Product Development,
            Inc.=...............................        342
  6,300   Protein Design Labs, Inc.=............        501
 14,200   Regeneron Pharmaceuticals, Inc.=......        420
 17,800   Syncor International Corporation=.....        587
                                                   --------
                                                      9,990
                                                   --------
          ELECTRIC POWER -- 0.2%
 12,100   Bangor Hydro-Electric Company.........        209
  8,000   Central Vermont Public Services.......         84
  6,800   Green Mountain Power Corporation......         45
                                                   --------
                                                        338
                                                   --------
          ELECTRICAL COMPONENTS -- 0.2%
 23,600   Artesyn Technologies, Inc.=...........        447
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          ELECTRICAL EQUIPMENT -- 0.8%
  4,800   C&D Technologies, Inc. ...............   $    283
 24,300   General Semiconductor, Inc.=..........        420
 23,100   Intermagnetics General
            Corporation=........................        393
 11,200   Park Electrochemical Corporation......        274
  6,300   Trimble Navigation Limited=...........        162
                                                   --------
                                                      1,532
                                                   --------
          ELECTRONICS -- 4.0%
  6,200   Analogic Corporation..................        229
 31,600   Anixter International Inc.=...........        881
 13,800   BMC Industries, Inc. .................         78
 19,600   C-Cube Microsystems Inc.=++...........      1,428
 19,500   Checkpoint Systems Inc.=..............        163
 20,900   CTS Corporation++.....................      1,191
 10,000   Dallas Semiconductor Corporation......        351
  3,500   Dionex Corporation=...................        115
 36,100   Gentex Corporation=++.................      1,339
  9,600   Hadco Corporation=....................        620
  4,700   Itron Inc.=...........................         33
 21,000   Kent Electronics Corporation=.........        613
  2,400   Methode Electronics Inc. .............        121
 25,800   Pioneer Standard Electronics..........        406
 10,200   Technitrol Inc. ......................        594
                                                   --------
                                                      8,162
                                                   --------
          ENERGY -- 0.1%
  9,600   Barrett Resources Corporation=........        286
                                                   --------
          ENVIRONMENTAL -- 0.5%
  5,800   American States Water Company.........        173
  8,800   Clarcor Inc. .........................        156
 13,000   IMCO Recycling Inc. ..................        144
 19,900   Tetra Tech Inc. ......................        472
                                                   --------
                                                        945
                                                   --------
          EXPLORATION AND DRILLING -- 0.6%
 37,200   Northwest Natural Gas Company.........        726
 31,600   Southwestern Energy Company...........        209
  6,300   Stone Energy Corporation=.............        310
                                                   --------
                                                      1,245
                                                   --------
          FINANCIAL SERVICES -- 2.0%
 64,300   Americredit Corporation=..............      1,049
  9,500   Centura Banks Inc. ...................        435
  3,500   Dain Rauscher Corporation.............        231
 41,400   Eaton Vance Corporation++.............      1,778
  5,000   National Discount Brokers Group,
            Inc.=...............................        247
 14,100   Riggs National Corporation............        172
  7,800   Whitney Holding Corporation...........        254
                                                   --------
                                                      4,166
                                                   --------
          FOOD PRODUCERS -- 1.1%
  4,900   Agribrands International, Inc.=.......        193
 40,600   Chiquita Brands International Inc. ...        193
 23,500   Corn Products International Inc. .....        565
 35,100   Earthgrains Company...................        522
  8,500   J & J Snack Foods Corporation=........        169
 12,600   Michael Foods Inc. ...................        265
 22,900   Ralcorp Holdings, Inc.=...............        332
                                                   --------
                                                      2,239
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          FOREST AND PAPER PRODUCTS -- 0.8%
 19,300   Buckeye Technologies Inc.=............   $    340
  2,400   Caraustar Industries, Inc. ...........         34
 17,900   Pope & Talbot Inc. ...................        329
  6,600   Schweitzer-Mauduit International
            Inc. ...............................         85
 25,200   United Stationers Inc.=...............        900
                                                   --------
                                                      1,688
                                                   --------
          FURNITURE AND APPLIANCES -- 0.4%
 21,800   Ethan Allen Interiors, Inc. ..........        545
 43,300   Interface Inc. .......................        184
                                                   --------
                                                        729
                                                   --------
          HEALTHCARE -- 0.5%
 15,900   Advance Paradigm, Inc.=...............        189
  6,900   COR Therapeutics, Inc.=...............        455
 22,300   Magellan Health Services, Inc.=.......        107
  9,500   Pediatrix Medical Group Inc.=.........         69
 41,400   US Oncology, Inc.=....................        186
                                                   --------
                                                      1,006
                                                   --------
          HOUSEHOLD PRODUCTS -- 0.1%
  7,600   SLI, Inc. ............................        129
                                                   --------
          INDUSTRIAL -- 0.6%
 21,800   Cognex Corporation=++.................      1,258
                                                   --------
          INSURANCE -- 1.9%
    900   Ace Limited...........................         21
 14,600   Arthur J. Gallagher & Company.........        475
 16,400   Delphi Financial Group Inc., Class
            A++.................................        498
 16,500   E.W. Blanch Holdings, Inc. ...........        330
 28,400   Enhance Financial Services Group
            Inc. ...............................        401
 20,900   Fidelity National Financial, Inc. ....        289
 26,900   First American Financial
            Corporation.........................        382
 29,200   Radian Group Inc.++...................      1,390
 19,300   Sierra Health Services, Inc.=.........         95
                                                   --------
                                                      3,881
                                                   --------
          MACHINERY AND EQUIPMENT -- 2.4%
  1,500   Applied Industrial Technologies,
            Inc. ...............................         24
 16,500   Applied Power, Inc., Class A..........        470
 18,800   Astec Industries Inc.=................        499
  8,900   CPI Corporation.......................        207
 16,900   Gardner Denver Machinery Inc.=........        318
 21,300   Graco Inc. ...........................        618
 15,500   Helix Technology Corporation..........        931
 16,000   Hughes Supply Inc. ...................        248
 37,100   JLG Industries Inc. ..................        339
 25,500   Manitowoc Company, Inc. ..............        690
 54,100   Paxar Corporation=....................        521
  2,600   Regal Beloit..........................         46
                                                   --------
                                                      4,911
                                                   --------
          MANUFACTURING -- 2.1%
 23,600   A. O. Smith Corporation...............        425
 10,600   Belden Inc. ..........................        292
  5,644   Corning Inc.++ .......................      1,096
 31,600   Delta and Pine Land Company...........        624
 21,500   Dixie Group Inc.=.....................         95
 11,700   Griffon Corporation=..................         91

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          MANUFACTURING -- (CONTINUED)
  8,300   Libbey Inc. ..........................   $    227
  2,100   Lydall Inc.=..........................         18
 18,500   Roper Industries, Inc. ...............        628
  5,800   Scott Technologies, Inc.=.............        109
  2,800   Sturm, Ruger & Company Inc. ..........         25
 11,500   Tredegar Industries, Inc. ............        310
 19,400   Vicor Corporation=....................        349
                                                   --------
                                                      4,289
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 4.3%
  6,400   Alliance Pharmaceutical
            Corporation=........................         96
 11,000   Biomatrix, Inc. ......................        281
 10,200   Cephalon, Inc.=.......................        383
 15,600   Coherent Inc.=........................        810
 14,300   Cooper Companies Inc. ................        460
 10,300   Datascope Corporation.................        327
  5,100   Diagnostic Products Corporation.......        125
  3,800   Hanger Orthopedic Group, Inc.=........         20
 10,600   Hooper Holmes, Inc. ..................        364
 19,300   IDEXX Laboratories Inc.=..............        450
 34,200   Liposome Company Inc.=................        597
  2,100   Mentor Corporation....................         57
 17,600   Owens & Minor, Inc. ..................        187
 18,200   Patterson Dental Company=.............        696
 10,500   Priority Healthcare Corporation.......        528
 10,600   ResMed Inc.=..........................        756
  7,900   Respironics, Inc.=....................        114
 21,400   Sola International Inc.=..............        131
  5,000   SpaceLabs Medical Inc.=...............         80
 25,800   Summit Technology Inc.=...............        235
 10,100   Sunrise Medical Inc.=.................         63
  4,200   Techne Corporation=...................        290
 12,400   Varian Medical Systems, Inc.=.........        566
  7,700   Vertex Pharmaceuticals, Inc.=.........        360
 10,200   Vital Signs Inc. .....................        234
 18,500   Wesley Jessen Visioncare, Inc.=.......        665
                                                   --------
                                                      8,875
                                                   --------
          MEDICAL SERVICES -- 1.5%
  4,700   ADAC Laboratories Designs=............         65
 15,500   Advanced Tissue Sciences, Inc.=.......        105
  8,500   Cerner Corporation=...................        230
 33,700   Coventry Health Care Inc.=............        286
 18,500   Invacare Corporation..................        508
  6,200   Laser Vision Centers, Inc.=...........         43
 29,500   Orthodontic Centers of America=.......        553
 26,300   Renal Care Group, Inc.=...............        570
 16,000   Universal Health Services Inc., Class
            B=++................................        783
                                                   --------
                                                      3,143
                                                   --------
          METALS AND MINING -- 1.6%
 23,400   AMCOL International Corporation.......        360
 14,900   Commercial Metals Company.............        412
 19,100   Commonwealth Industries, Inc. ........        173
  9,700   Material Sciences Corporation=........        131
 29,200   Mueller Industries Inc.=..............        886
  8,000   Northwestern Corporation..............        165
 18,100   Quanex Corporation....................        326
 22,700   Reliance Steel & Aluminum Company.....        508

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          METALS AND MINING -- (CONTINUED)
 11,800   Steel Technologies Inc. ..............   $     94
  5,800   Stillwater Mining Company=............        232
 11,400   WHX Corporation=......................         78
                                                   --------
                                                      3,365
                                                   --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 0.2%
  4,900   Auspex Systems, Inc.=.................         54
  8,100   Concord Communications, Inc.=.........        288
                                                   --------
                                                        342
                                                   --------
          OFFICE EQUIPMENT -- 0.5%
 20,800   Brady Corporation.....................        649
 26,600   John H. Harland Company...............        359
 10,900   Nashua Corporation=...................         91
                                                   --------
                                                      1,099
                                                   --------
          OIL AND GAS -- 2.1%
 15,900   Cabot Oil & Gas Corporation...........        287
  3,900   HS Resources, Inc.=...................         82
  7,800   New Jersey Resources Corporation......        333
 19,100   Newfield Exploration Company=.........        673
 22,200   Oceaneering International Inc.=.......        416
  2,000   Plains Resources Inc.=................         25
 25,000   Pogo Producing Company................        714
 23,100   Pride International Inc.=.............        527
 33,200   Seitel Inc.=..........................        264
 46,000   Vintage Petroleum, Inc. ..............        927
                                                   --------
                                                      4,248
                                                   --------
          OIL FIELD SERVICES & EQUIPMENT -- 0.8%
 12,400   Atwood Oceanics, Inc.=................        822
 39,400   Cross Timbers Oil Company.............        515
 20,800   Offshore Logistics Inc.=..............        289
    700   Seacor Smit, Inc.=....................         42
                                                   --------
                                                      1,668
                                                   --------
          PRINTING AND PUBLISHING -- 0.2%
 23,100   Bowne & Company Inc. .................        298
  7,100   Consolidated Graphics Inc.=...........         91
 14,800   Thomas Nelson, Inc. ..................        117
                                                   --------
                                                        506
                                                   --------
          PROFESSIONAL SERVICES -- 0.8%
 14,900   CDI Corporation=......................        283
  9,500   InaCom Corporation=...................         26
  6,600   Labor Ready, Inc. ....................         65
  8,200   MAXIMUS, Inc.=........................        250
 15,800   National Data Corporation.............        411
 12,800   StaffMark, Inc.=......................        102
 15,000   URS Corporation=......................        197
  9,800   Volt Information Sciences Inc.=.......        352
                                                   --------
                                                      1,686
                                                   --------
          RECREATION -- 1.1%
 22,000   Arctic Cat Inc. ......................        226
 48,000   Aztar Corporation=....................        456
    600   GC Companies Inc.=....................         21
  8,100   K2 Inc.=..............................         64
 21,900   Pinnacle Entertainment, Inc.=.........        445
 18,100   Polaris Industries Inc. ..............        545

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          RECREATION -- (CONTINUED)
  7,200   Thor Industries Inc. .................   $    175
 12,900   Winnebago Industries..................        233
                                                   --------
                                                      2,165
                                                   --------
          RESTAURANTS AND LODGING -- 1.8%
 15,400   Applebees International Inc. .........        433
 23,800   CEC Entertainment Inc. ...............        645
  1,600   IHOP Corporation......................         22
 33,400   Jack in the Box Inc.=.................        711
 27,400   Landry's Seafood Restaurants Inc.=....        175
 35,800   Prime Hospitality Corporation=........        260
 23,400   Ruby Tuesday Inc. ....................        410
 39,900   Ryan's Family Steak Houses Inc.=......        382
 10,100   Sonic Corporation=....................        275
  6,600   The Cheesecake Factory=...............        275
                                                   --------
                                                      3,588
                                                   --------
          RETAIL -- FOOD -- 0.4%
 28,700   Fleming Companies Inc. ...............        432
 11,800   Nash-Finch Company....................         96
  6,900   Whole Foods Market Inc.=..............        286
                                                   --------
                                                        814
                                                   --------
          RETAIL -- GENERAL -- 0.6%
 10,300   Ames Department Stores=...............        253
 29,300   Casey's General Stores, Inc. .........        319
  6,200   Cash America Investments Inc. ........         77
 30,500   Regis Corporation.....................        451
  6,400   ShopKo Stores, Inc.=..................        114
                                                   --------
                                                      1,214
                                                   --------
          RETAIL -- SPECIALTY -- 4.0%
  2,933   99 Cents Only Stores..................        115
 13,800   AnnTaylor Stores Corporation=++.......        317
 14,200   Books-A-Million Inc.=.................         85
 50,100   Cato Corporation......................        589
  7,600   Cost Plus, Inc.=......................        257
  5,800   Discount Auto Parts Inc.=.............         52
 15,100   Dress Barn Inc.=......................        291
 29,700   Fossil, Inc. .........................        696
 18,200   Gottschalks Inc.=.....................         96
 19,200   Insight Enterprises Inc.=.............        700
 34,300   Jan Bell Marketing Inc.=..............         99
 15,500   Jo-Ann Stores Inc.=...................        130
 18,000   Linens 'N Things Inc.=++..............        617
 21,300   Michaels Stores Inc.=.................        868
 13,100   O'Reilly Automotive Inc. .............        186
 18,900   Pacific Sunwear of California.........        728
 24,600   Pier 1 Imports Inc. ..................        252
 16,500   Stein Mart Inc.=......................        136
 25,000   The Bombay Company Inc.=..............         83
 22,700   The Men's Wearhouse Inc.=.............        672
  9,300   Toro Company..........................        278
 20,900   Zale Corporation=++...................        985
                                                   --------
                                                      8,232
                                                   --------
          SEMICONDUCTORS -- 6.2%
  2,600   Actel Corporation=....................         93
 10,200   Alpha Industries, Inc.=...............        969
  7,500   American Xtal Technology, Inc.=.......        243

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SEMICONDUCTORS -- (CONTINUED)
 44,300   Burr-Brown Corporation++..............   $  2,408
 10,000   Electro Scientific Industries,
            Inc. ...............................        580
  3,600   Electroglas, Inc.=....................        123
 37,200   International Rectifier
            Corporation++.......................      1,418
 30,200   KEMET Corporation=++..................      1,910
 15,500   Kulicke & Soffa Industries Inc.=......        993
 28,200   Lattice Semiconductor Corporation++...      1,909
 15,300   Micrel Inc.++.........................      1,469
 11,100   Silicon Valley Group, Inc.=...........        305
                                                   --------
                                                     12,420
                                                   --------
          STEEL -- 0.0%+
  7,200   Birmingham Steel Corporation..........         37
                                                   --------
          TECHNOLOGY -- 1.5%
 26,400   Digital Microwave Corporation=++......        894
 19,500   Komag, Incorporated=..................         74
 28,300   P-Com, Inc.=..........................        524
 34,700   Progress Software Corporation.........        813
 14,300   S3 Inc.=..............................        300
 10,400   Telxon Corporation=...................        183
  8,800   Valence Technology, Inc.=.............        207
                                                   --------
                                                      2,995
                                                   --------
          TELECOMMUNICATIONS -- 4.3%
 16,000   Adaptive Broadband Corporation........        856
  7,400   Apex Inc.=............................        275
 21,400   Aspect Communications Corporation=....        793
 12,300   Black Box Corporation=................        852
 13,700   C-COR Electronics.....................        671
  6,000   Centigram Communications
            Corporation=........................        114
 26,700   CommScope, Inc.=++....................      1,218
 10,400   Digi International Inc.=..............         96
 24,300   Inter-Tel Inc. .......................        665
 30,200   Intervoice Inc.=......................        872
 12,100   Plantronics Inc.=.....................      1,128
  3,000   Proxim, Inc.=.........................        359
 14,200   SymmetriCom Inc.=.....................        150
 17,600   Xircom Inc.=..........................        651
                                                   --------
                                                      8,700
                                                   --------
          TRANSPORTATION -- 2.1%
 39,700   American Freightways Corporation=.....        593
 29,900   Arkansas Best Corporation=............        314
  1,200   Atlantic Coast Airlines Holdings,
            Inc.=...............................         31
 14,400   EGL, Inc.=............................        337
 17,600   Expeditors International of
            Washington, Inc. ...................        700
 19,400   Fritz Companies, Inc.=................        196
 10,700   Kirby Corporation=....................        211
 17,000   M.S. Carriers Inc.=...................        400
 28,200   Mesa Air Group Inc.=..................        176
  1,000   Midwest Express Holdings, Inc.=.......         26
  9,066   Railamerica Inc.=.....................         61
 14,800   SkyWest Inc. .........................        579
 19,100   U.S. Freightways Corporation..........        715
                                                   --------
                                                      4,339
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          TRUCKING AND SHIPPING -- 1.0%
  6,400   Heartland Express Inc.=...............   $     90
 16,200   Landstar System Inc.=.................        887
 63,100   Rollins Truck Leasing Corporation.....        532
 12,600   Wabash National Corporation...........        176
 21,800   Yellow Corporation=...................        402
                                                   --------
                                                      2,087
                                                   --------
          UTILITIES -- ELECTRIC -- 0.5%
  5,600   Eastern Utilities Associates..........        176
  9,700   TNP Enterprises Inc. .................        424
  9,600   United Illuminating Company...........        377
                                                   --------
                                                        977
                                                   --------
          UTILITIES -- NATURAL GAS -- 0.9%
 15,700   Cascade Natural Gas Corporation.......        253
 39,100   Energen Corporation...................        623
 18,300   Piedmont Natural Gas Company, Inc. ...        477
 23,100   Southwest Gas Corporation.............        440
  1,600   Valmont Industries Inc. ..............         28
                                                   --------
                                                      1,821
                                                   --------
          UTILITIES -- TELEPHONE -- 0.3%
 32,100   TALK.com, Inc.=.......................        514
                                                   --------
          UTILITIES -- WATER -- 0.4%
 11,800   Philadelphia Suburban Corporation.....        214
 16,800   United Water Resources Inc. ..........        584
                                                   --------
                                                        798
                                                   --------
          WIRE AND CABLE PRODUCTS -- 0.4%
 17,800   Barnes Group Inc. ....................        258
 14,000   Cable Design Technologies
            Corporation=........................        475
                                                   --------
                                                        733
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $154,514).......................    187,702
                                                   --------
PRINCIPAL
 AMOUNT
  (000)
---------
            U.S. TREASURY OBLIGATIONS -- 0.3%
            (Cost $681)
            U.S. TREASURY BILLS -- 0.3%
 $   690    5.720%** 06/22/00++...................        681
                                                     --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 9.4%
            (Cost $19,208)
  19,208    Nations Cash Reserves#................     19,208
                                                     --------
            TOTAL INVESTMENTS
              (Cost $174,403*).............  101.7%   207,591
                                                     --------

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          OTHER ASSETS AND LIABILITIES
            (NET)........................  (1.7)%
          Receivable for investment securities
            sold................................   $  3,666
          Receivable for Fund shares sold.......        981
          Dividends receivable..................         73
          Interest receivable...................         53
          Receivable for variation margin.......        269
          Unamortized organization costs........          3
          Collateral on securities loaned.......     (7,508)
          Payable for Fund shares redeemed......       (709)
          Investment advisory fee payable.......        (69)
          Administration fee payable............        (41)
          Shareholder servicing and distribution
            fees payable........................         (2)
          Due to custodian......................         (1)
          Distributions payable.................        (12)
          Accrued Trustees' fees and expenses...        (18)
          Accrued expenses and other
            liabilities.........................        (73)
                                                   --------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)...................     (3,388)
                                                   --------
          NET ASSETS.....................  100.0%  $204,203
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $     24
          Accumulated net realized loss on
            investments sold and futures
            contracts...........................    (18,118)
          Net unrealized appreciation of
            investments and futures contracts...     32,265
          Paid-in capital.......................    190,032
                                                   --------
          NET ASSETS............................   $204,203
                                                   ========
          PRIMARY A SHARES
          Net asset value, offering and
            redemption price per share
            ($196,593,027 / 14,529,345 shares
            outstanding)........................     $13.53
                                                     ======
          INVESTOR A SHARES
          Net asset value and redemption price
            per share ($7,610,072 / 562,918
            shares outstanding).................     $13.52
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $32,053 on investment securities was comprised of gross appreciation of $50,100 and gross depreciation of $18,047 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $175,538.

** Rate represents annualized yield at date of purchase.

 =  Non-income producing security.

++ All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $7,508.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2000

                                                                                                MANAGED
                                                          MANAGED                               SMALLCAP           MANAGED
                                                           VALUE             MANAGED             VALUE             SMALLCAP
                                                           INDEX              INDEX              INDEX              INDEX
                                                       -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $0,
  $75, $1 and $0 respectively).....................    $          111     $        8,933     $           55     $        1,545
Interest...........................................                 3                293                  2                173
Securities lending.................................                --                 22                 --                 26
                                                       --------------     --------------     --------------     --------------
    Total investment income........................               114              9,248                 57              1,744
                                                       --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................                26              2,942                 20                839
Administration fee.................................                13              1,543                 10                442
Transfer agent fees................................                 3                303                  4                 77
Custodian fees.....................................                 6                 66                 12                 59
Legal and audit fees...............................                91                 87                 96                 83
Registration and filing fees.......................                31                 72                 32                 --*
Trustees' fees and expenses........................                19                 19                 19                 19
Amortization of organization costs.................                --                  2                 --                  2
Interest expense...................................                 1                 20                  1                 17
Printing expense...................................                33                 62                 34                 36
Miscellaneous expense..............................                71                 29                 71                 --
                                                       --------------     --------------     --------------     --------------
    Subtotal.......................................               294              5,145                299              1,574
Shareholder servicing and distribution fees:
  Primary B Shares.................................                --                 --*                --                 --
  Investor A Shares................................                 6                132                  5                 23
                                                       --------------     --------------     --------------     --------------
    Total expenses.................................               300              5,277                304              1,597
Fees waived and expenses reimbursed by investment
  advisor and/or distributor.......................              (262)            (1,560)              (274)              (537)
Fees reduced by credits allowed by the custodian...                --*                (6)                --*                (1)
                                                       --------------     --------------     --------------     --------------
    Net expenses...................................                38              3,711                 30              1,059
                                                       --------------     --------------     --------------     --------------
NET INVESTMENT INCOME..............................                76              5,537                 27                685
                                                       --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................               535             51,450               (196)            (2,109)
  Futures contracts................................                (8)               472                 (3)               646
                                                       --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............               527             51,922               (199)            (1,463)
                                                       --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of
  :
  Securities.......................................              (223)            36,458                758             42,234
  Futures contracts................................                 3                188                 --               (926)
                                                       --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......              (220)            36,646                758             41,308
                                                       --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................               307             88,568                559             39,845
                                                       --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:.................................    $          383     $       94,105     $          586     $       40,530
                                                       ==============     ==============     ==============     ==============

---------------

 *  Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [This page intentionally left blank.]

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                       MANAGED VALUE INDEX
                                                                ---------------------------------
                                                                 -------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/00            3/31/99
                                                                 -------------------------------
(IN THOUSANDS)
Net investment income.......................................    $           76     $          154
Net realized gain/(loss) on investments.....................               527                403
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              (220)              (229)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................               383                328
Distributions to shareholders from net investment income:
  Primary A Shares..........................................               (50)              (131)
  Primary B Shares..........................................                --                 --*
  Investor A Shares.........................................               (24)               (37)
  Investor C Shares+........................................                --                 --*
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................              (268)               (47)
  Primary B Shares..........................................                --                 --*
  Investor A Shares.........................................              (138)               (14)
  Investor C Shares+........................................                --                 --*
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            (2,858)            (3,407)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            (2,955)            (3,308)
                                                                --------------     --------------
NET ASSETS:
Beginning of year...........................................             6,396              9,704
                                                                --------------     --------------
End of year.................................................    $        3,441     $        6,396
                                                                ==============     ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................    $            2     $           --
                                                                ==============     ==============

---------------

* Amount represents less than $500.
+ Investor C Shares converted into Investor A Shares on March 19, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS


           MANAGED INDEX               MANAGED SMALLCAP VALUE INDEX         MANAGED SMALLCAP INDEX
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/00          3/31/99          3/31/00          3/31/99          3/31/00          3/31/99
-------------------------------------------------------------------------------------------------------
    $        5,537   $        6,150   $           27   $           41   $          685   $        1,040
            51,922           (1,305)            (199)             (77)          (1,463)         (15,412)
            36,646           88,214              758           (1,162)          41,308          (34,178)
    --------------   --------------   --------------   --------------   --------------   --------------
            94,105           93,059              586           (1,198)          40,530          (48,550)
            (5,273)          (5,873)             (20)             (26)            (654)          (1,025)
                --*              --*              --               --*              --               --*
              (290)            (255)              (8)             (14)              (7)             (26)
                --              (20)              --               --*              --               --*
            (4,135)          (3,308)             (11)             (14)              --           (1,102)
                --               --*              --               --*              --               (2)
              (348)            (227)              (6)             (20)              --             (140)
                --              (38)              --               --*              --              (11)
          (156,377)         229,499           (2,597)           2,280          (34,827)         133,128
    --------------   --------------   --------------   --------------   --------------   --------------
           (72,318)         312,837           (2,056)           1,008            5,042           82,272
    --------------   --------------   --------------   --------------   --------------   --------------
           717,074          404,237            4,989            3,981          199,161          116,889
    --------------   --------------   --------------   --------------   --------------   --------------
    $      644,756   $      717,074   $        2,933   $        4,989   $      204,203   $      199,161
    ==============   ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $            5   $            6   $           24   $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                        MANAGED VALUE INDEX
                                                                 YEAR ENDED             YEAR ENDED
                                                               MARCH 31, 2000         MARCH 31, 1999
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     70     $   824        448     $ 4,997
  Issued as reinvestment of dividends.......................     18         216         13         145
  Redeemed..................................................   (295)     (3,353)      (733)     (8,231)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................   (207)    $(2,313)      (272)    $(3,089)
                                                               ====     =======       ====     =======
INVESTOR A SHARES:
  Sold......................................................     66     $   767        116     $ 1,289
  Issued as reinvestment of dividends.......................     13         159          5          51
  Redeemed..................................................   (131)     (1,471)      (146)     (1,653)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................    (52)    $  (545)       (25)    $  (313)
                                                               ====     =======       ====     =======
INVESTOR C SHARES:+
  Sold......................................................     --     $    --          2     $    22
  Issued as reinvestment of dividends.......................     --          --         --(a)       --(b)
  Redeemed..................................................     --          --         (2)        (27)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................     --     $    --         --     $    (5)
                                                               ====     =======       ====     =======
  Total net increase/(decrease).............................   (259)    $(2,858)      (297)    $(3,407)
                                                               ====     =======       ====     =======

---------------

+ Managed Value Index Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Amount represents less than 500 shares.

(b) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             MANAGED INDEX
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2000           MARCH 31, 1999
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    3,058    $  62,607      16,315    $281,875
  Issued as reinvestment of dividends.......................      267        5,408         279       4,881
  Redeemed..................................................  (10,732)    (217,683)     (4,119)    (73,925)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   (7,407)   $(149,668)     12,475    $212,831
                                                              =======    =========      ======    ========
PRIMARY B SHARES:
  Sold......................................................       --(a) $       1          --(a) $     --(b)
  Issued as reinvestment of dividends.......................       --(a)        --(b)       --(a)       --(b)
  Redeemed..................................................       --(a)        --(b)       --(a)       --(b)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................       --(a) $       1          --(a) $     --(b)
                                                              =======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................      678    $  13,827       2,063    $ 37,053
  Issued as reinvestment of dividends.......................       27          538          25         434
  Redeemed..................................................   (1,024)     (21,075)       (920)    (15,876)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................     (319)   $  (6,710)      1,168    $ 21,611
                                                              =======    =========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................       --    $      --         188    $  3,237
  Issued as reinvestment of dividends.......................       --           --           3          58
  Redeemed..................................................       --           --        (441)     (8,238)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................       --    $      --        (250)   $ (4,943)
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................   (7,726)   $(156,377)     13,393    $229,499
                                                              =======    =========      ======    ========

---------------

+ Managed Index Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Amount represents less than 500 shares.

(b) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                    MANAGED SMALLCAP VALUE INDEX
                                                                 YEAR ENDED             YEAR ENDED
                                                               MARCH 31, 2000         MARCH 31, 1999
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     79     $   787        304     $ 2,894
  Issued as reinvestment of dividends.......................      3          25         58         738
  Redeemed..................................................   (265)     (2,587)      (202)     (2,003)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................   (183)    $(1,775)       160     $ 1,629
                                                               ====     =======       ====     =======
INVESTOR A SHARES:
  Sold......................................................     31     $   309        178     $ 1,805
  Issued as reinvestment of dividends.......................      1          13         12         160
  Redeemed..................................................   (115)     (1,144)      (141)     (1,322)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................    (83)    $  (822)        49     $   643
                                                               ====     =======       ====     =======
INVESTOR C SHARES:+
  Sold......................................................     --     $    --         10     $   119
  Issued as reinvestment of dividends.......................     --          --         --(a)       --(b)
  Redeemed..................................................     --          --        (12)       (111)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................     --     $    --         (2)    $     8
                                                               ====     =======       ====     =======
  Total net increase/(decrease).............................   (266)    $(2,597)       207     $ 2,280
                                                               ====     =======       ====     =======

---------------

+ Managed SmallCap Value Index Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Amount represents less than 500 shares.

(b) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        MANAGED SMALLCAP INDEX
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2000           MARCH 31, 1999
                                                              -------------------      ------------------
                                                              SHARES     DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   6,075    $  76,898      17,693    $229,414
  Issued as reinvestment of dividends.......................      18          233          58         738
  Redeemed..................................................  (8,723)    (107,969)     (7,858)    (94,934)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................  (2,630)   $ (30,838)      9,893    $135,218
                                                              ======    =========      ======    ========
PRIMARY B SHARES:+
  Sold......................................................      --    $      --           6    $     82
  Issued as reinvestment of dividends.......................      --           --          --          --
  Redeemed..................................................      --           --         (17)       (210)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................      --    $      --         (11)   $   (128)
                                                              ======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     285    $   3,621         898    $ 10,749
  Issued as reinvestment of dividends.......................       1            7          12         160
  Redeemed..................................................    (610)      (7,617)     (1,001)    (12,589)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................    (324)   $  (3,989)        (91)   $ (1,680)
                                                              ======    =========      ======    ========
INVESTOR C SHARES:++
  Sold......................................................      --    $      --          72    $    964
  Issued as reinvestment of dividends.......................      --           --          --(a)       --(b)
  Redeemed..................................................      --           --        (109)     (1,246)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................      --    $      --         (37)   $   (282)
                                                              ======    =========      ======    ========
  Total net increase/(decrease).............................  (2,954)   $ (34,827)      9,754    $133,128
                                                              ======    =========      ======    ========

---------------

+ There were no longer any public shareholders of Managed SmallCap Index Primary B Shares as of December 2, 1998.

++ Managed SmallCap Index Investor C Shares converted into Investor A Shares on
   March 19, 1999.

(a) Amount represents less than 500 shares.

(b) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


                                            NET ASSET                 NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE        NET       AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING   INVESTMENT   GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD     INCOME      INVESTMENTS     FROM OPERATIONS     INCOME     CAPITAL GAINS
                                            --------------------------------------------------------------------------------------
MANAGED VALUE INDEX
PRIMARY A SHARES
Year ended 3/31/2000#.....................   $11.42       $0.15          $0.77             $0.92          $(0.16)       $(0.72)
Year ended 3/31/1999#.....................    11.32        0.16           0.18              0.34           (0.19)        (0.05)
Period ended 3/31/1998*#..................    10.00        0.07           1.31              1.38           (0.06)           --
INVESTOR A SHARES
Year ended 3/31/2000#.....................   $11.44       $0.12          $0.77             $0.89          $(0.13)       $(0.72)
Year ended 3/31/1999#.....................    11.32        0.13           0.20              0.33           (0.16)        (0.05)
Period ended 3/31/1998*#..................    10.00        0.05           1.32              1.37           (0.05)           --

---------------

  * Managed Value Index Primary A and Investor A Shares commenced operations on November 24, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                  WITHOUT WAIVERS
                                                                      RATIO OF NET                                AND/OR EXPENSE
                                                                       OPERATING                                  REIMBURSEMENTS
                                                                      EXPENSES TO                                 ---------------
                                                         RATIO OF     AVERAGE NET       RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING       ASSETS      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO    INCLUDING       INCOME TO      PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     INTEREST      AVERAGE NET     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        EXPENSE          ASSETS         RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
   $(0.88)         $11.46         8.07%      $1,929        0.50%(a)       0.52%(a)        1.30%           74%          4.70%(a)
    (0.24)          11.42         3.06        4,292        0.50(a)        0.55%(a)        1.45           115           1.99(a)
    (0.06)          11.32        13.78        7,330        0.50+(a)(b)       --           1.72+            3           1.57+(a)
   $(0.85)         $11.48         7.78%      $1,512        0.75%(a)       0.77%(a)        1.05%           74%          4.95%(a)
    (0.21)          11.44         2.97        2,104        0.75(a)        0.80%(a)        1.20           115           2.24(a)
    (0.05)          11.32        13.68        2,370        0.75+(a)(b)       --           1.47+            3           1.82+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
MANAGED INDEX
PRIMARY A SHARES
Year ended 3/31/2000#.............     $19.39        $0.16           $2.78              $2.94           $(0.16)        $(0.13)
Year ended 3/31/1999#.............      17.14         0.18            2.40               2.58            (0.18)         (0.15)
Year ended 3/31/1998..............      11.89         0.15            5.42               5.57            (0.17)         (0.15)
Period ended 3/31/1997*...........      10.00         0.15            1.87               2.02            (0.13)            --
PRIMARY B SHARES
Year ended 3/31/2000#.............     $19.38        $0.06           $2.78              $2.84           $(0.06)        $   --
Year ended 3/31/1999#.............      17.11         0.09            2.41               2.50            (0.08)         (0.15)
Period ended 3/31/1998**..........      14.52         0.14            2.73               2.87            (0.13)         (0.15)
INVESTOR A SHARES
Year ended 3/31/2000#.............     $19.39        $0.11           $2.78              $2.89           $(0.11)        $(0.13)
Year ended 3/31/1999#.............      17.14         0.14            2.39               2.53            (0.13)         (0.15)
Year ended 3/31/1998..............      11.89         0.14            5.40               5.54            (0.14)         (0.15)
Period ended 3/31/1997*...........      10.00         0.12            1.89               2.01            (0.12)            --

---------------

  * Managed Index Primary A and Investor A Shares commenced operations on July 31, 1996.

 ** Managed Index Primary B Shares commenced operations on September 4, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          ASSETS         RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.29)         $22.04        15.33%     $593,317       0.50%(a)(b)      0.80%         64%           0.72%(a)
    (0.33)          19.39        15.25       665,631       0.50(a)         1.03           35            0.73(a)
    (0.32)          17.14        47.54       374,504       0.50(a)(b)      1.26           30            0.80(a)
    (0.13)          11.89        20.22        42,226       0.50+(a)        1.92+          17            1.05+(a)
   $(0.06)         $22.16        14.70%     $      6       1.00%(a)(b)      0.30%         64%           1.32%(a)
    (0.23)          19.38        14.78             4       1.00(a)         0.53           35            1.33(a)
    (0.28)          17.11        18.24             3       1.00+(a)(b)      0.76+         30            1.30+(a)
   $(0.24)         $22.04        15.04%     $ 51,433       0.75%(a)(b)      0.55%         64%           0.97%(a)
    (0.28)          19.39        14.97        51,439       0.75(a)         0.78           35            0.98(a)
    (0.29)          17.14        47.21        25,447       0.75(a)(b)      1.01           30            1.05(a)
    (0.12)          11.89        20.12         3,038       0.75+(a)        1.67+          17            1.30+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
MANAGED SMALLCAP VALUE INDEX
PRIMARY A SHARES
Year ended 3/31/2000#.............     $ 8.98        $0.07           $ 1.20            $ 1.27           $(0.07)        $(0.03)
Year ended 3/31/1999#.............      11.46         0.09            (2.38)            (2.29)           (0.07)         (0.12)
Period ended 3/31/1998*...........      10.00         0.03             1.46              1.49            (0.03)            --
INVESTOR A SHARES
Year ended 3/31/2000#.............     $ 8.99        $0.04           $ 1.20            $ 1.24           $(0.04)        $(0.03)
Year ended 3/31/1999#.............      11.46         0.07            (2.35)            (2.28)           (0.07)         (0.12)
Period ended 3/31/1998*...........      10.00         0.02             1.46              1.48            (0.02)            --

---------------

  * Managed SmallCap Value Index Primary A and Investor A Shares commenced operations on November 24, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS


                                                                          RATIO OF
                                                                       NET OPERATING
                                                         RATIO OF       EXPENSES TO         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING      AVERAGE NET      NET INVESTMENT
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   ASSETS INCLUDING     INCOME TO      PORTFOLIO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET       INTEREST        AVERAGE NET     TURNOVER
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          EXPENSE            ASSETS         RATE
-------------------------------------------------------------------------------------------------------------------
   $(0.10)         $10.15         14.20%     $1,624        0.50%(a)         0.51%(a)          0.67%           69%
    (0.19)           8.98        (20.11)      3,084        0.50(a)(b)         --              0.96           136
    (0.03)          11.46         14.88       2,106        0.50+(a)(b)         --             0.78+           30
   $(0.07)         $10.16         13.89%     $1,309        0.75%(a)         0.76%(a)          0.42%           69%
    (0.19)           8.99        (20.23)      1,904        0.75(a)(b)         --              0.71           136
    (0.02)          11.46         14.79       1,859        0.75+(a)(b)         --             0.53+           30



       WITHOUT WAIVERS
       AND/OR EXPENSE
       REIMBURSEMENTS
       ---------------
          RATIO OF
         OPERATING
        EXPENSES TO
          AVERAGE
        NET ASSETS
      ---------------
        6.24%(a)
        3.56(a)
        2.17+(a)
        6.49%(a)
        3.81(a)
        2.42+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
MANAGED SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2000#.............     $11.04        $0.04           $ 2.49            $ 2.53           $(0.04)        $ 0.00
Year ended 3/31/1999#.............      14.10         0.06            (2.92)            (2.86)           (0.06)         (0.14)
Year ended 3/31/1998..............       9.83         0.06             4.58              4.64            (0.06)         (0.31)
Period ended 3/31/1997*...........      10.00         0.03            (0.17)            (0.14)           (0.03)            --
INVESTOR A SHARES
Year ended 3/31/2000#.............     $11.03        $0.01           $ 2.49            $ 2.50           $(0.01)        $ 0.00
Year ended 3/31/1999#.............      14.08         0.03            (2.91)            (2.88)           (0.03)         (0.14)
Year ended 3/31/1998..............       9.82         0.03             4.57              4.60            (0.03)         (0.31)
Period ended 3/31/1997*...........      10.00         0.03            (0.18)            (0.15)           (0.03)            --

---------------

  * Managed SmallCap Index Primary A and Investor A Shares commenced operations on October 15, 1996.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS


                                                                          RATIO OF
                                                                       NET OPERATING
                                                         RATIO OF       EXPENSES TO         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING      AVERAGE NET      NET INVESTMENT
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   ASSETS INCLUDING     INCOME TO      PORTFOLIO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET       INTEREST        AVERAGE NET     TURNOVER
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          EXPENSE            ASSETS         RATE
-------------------------------------------------------------------------------------------------------------------
   $(0.04)         $13.53         22.97%    $196,593       0.50%(a)         0.51%(a)          0.35%          53%
    (0.20)          11.04        (20.50)     189,379       0.50(a)(b)         --              0.52           65
    (0.37)          14.10         47.71      102,437       0.50(a)(b)         --              0.52           62
    (0.03)           9.83         (1.37)      40,851       0.50+              --              1.05+          18
   $(0.01)         $13.52         22.67%    $  7,610       0.75%(a)         0.76%(a)          0.10%          53%
    (0.17)          11.03        (20.67)       9,782       0.75(a)(b)         --              0.27           65
    (0.34)          14.08         47.35       13,768       0.75(a)(b)         --              0.27           62
    (0.03)           9.82         (1.52)         334       0.75+              --              0.80+          18

       WITHOUT WAIVERS
       AND/OR EXPENSE
       REIMBURSEMENTS
      ---------------
         RATIO OF
         OPERATING
        EXPENSES TO
          AVERAGE
        NET ASSETS
      ---------------
         0.77%(a)
         0.82(a)
         1.02(a)
         1.21+
         1.02%(a)
         1.07(a)
         1.27(a)
          1.46+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2000, the Trust offered thirty-six separate portfolios. These financial statements pertain only to the four managed index portfolios of the
Trust: Managed Value Index Fund, Managed Index Fund, Managed SmallCap Value Index Fund and Managed SmallCap Index Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust are presented under separate cover. The Funds currently offer two classes of shares:
Primary A Shares and Investor A Shares. Managed Index Fund also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

Futures contracts: Each Fund may invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. The Fund recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each month by the Managed Index Fund; all other Funds declare and pay distributions each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for futures contracts and equalization.

NATIONS FUNDS

Reclassifications for the year ended March 31, 2000 were as follows:

                                      INCREASE/
                                     (DECREASE)      INCREASE/
                       INCREASE/    UNDISTRIBUTED    (DECREASE)
                       (DECREASE)        NET        ACCUMULATED
                        PAID-IN      INVESTMENT     NET REALIZED
                        CAPITAL        INCOME       GAIN/(LOSS)
                         (000)          (000)          (000)
                       -----------------------------------------
Managed Value
  Index..............      237             --*          (237)
Managed Index........    5,195             26         (5,221)
Managed SmallCap
  Value Index........       --             --*            --*
Managed SmallCap
  Index..............       --             --             --

---------------

* Amount represents less than $500.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.40% of each Fund's average daily net assets. Effective May 14, 1999, the maximum advisory fee payable by the Funds decreased by 0.10% of the Funds' average daily net assets.

The Trust has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.10% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of each Fund's average daily net assets. Effective May 14, 1999, the combined co-administration fee payable by the Funds to Stephens and BAAI increased by 0.10% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the year ended March 31, 2000, Stephens and BAAI earned $556,502 and $897,727, respectively, from the Funds for their co-administration services.

BAAI and/or the sub-adviser and Stephens may, from time to time, reduce their fees payable by each Fund. Effective August 1, 1999, BAAI and/or the sub-adviser and Stephens agreed to reimburse expenses and/or waive their fees until July 31, 2000 to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed an annual rate of 0.50% of each respective Fund's average daily net assets. Prior to that date, BAAI and/or the sub-adviser and Stephens had voluntarily agreed to reimburse expenses and/or waive their fees to maintain these total expense limits.

BNY serves as the custodian of the Trust's assets. For the year ended March 31, 2000, expenses of the Funds were reduced by $6,913 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Funds' shares, was acquired by PFPC Inc. ("PFPC"). PFPC provides the same services as the transfer agent for the Funds' shares as were previously provided by First Data. Bank of America serves as the sub-transfer agent for the Primary A and B Shares of the Funds. For the year ended March 31, 2000, Bank of America earned approximately $16,426 for providing such services. Stephens also serves as distributor of the Funds' shares.

NATIONS FUNDS

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc. another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2000, the Funds earned $452,228 in the aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust has adopted a shareholder administration plan for Primary B Shares of the Managed Index Fund and shareholder servicing plans and distribution plans for the Investor A Shares of each Fund. The shareholder administration plan permits the Managed Index Fund to compensate institutions for shareholder administration services provided to customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2000, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                         CURRENT   PLAN
                                          RATE     LIMIT
                                         ---------------
Primary B Shareholder Administration
  Plan:
  Managed Index Fund...................   0.50%    0.60%
Investor A Combined Shareholder
  Servicing and Distribution Plan......   0.25%    0.25%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2000 were as follows:

                                    PURCHASES    SALES
                                      (000)      (000)
                                    --------------------
Managed Value Index...............  $  4,441    $  8,216
Managed Index.....................   445,421     606,962
Managed SmallCap Value Index......     3,170       5,958
Managed SmallCap Index............   104,328     152,310

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2000.

NATIONS FUNDS

5.  FUTURES CONTRACTS

At March 31, 2000, the following Funds had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
MANAGED VALUE INDEX:
Mini S&P 500 Futures (long position) expiring June 2000(a)        8            $   603            $   606           $   3
MANAGED INDEX:
S&P 500 Futures (long position) expiring June 2000(a)            15              5,572              5,682             110
MANAGED SMALLCAP INDEX:
Russell 2000 Futures (long position) expiring June 2000(a)       51             14,829             13,906            (923)

---------------

(a) Securities have been segregated as collateral for Managed Value Index, Managed Index and Managed SmallCap Index for open futures contracts.

6.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2000, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

7.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

For the year ended March 31, 2000, borrowings by the Funds under the Agreement were as follows:

                                    AVERAGE
                                    AMOUNT       AVERAGE
                                  OUTSTANDING    INTEREST
FUND                                 (000)         RATE
---------------------------------------------------------
Managed Value Index.............     $ 17          5.95%
Managed Index...................      348          5.87
Managed SmallCapValue Index.....        9          5.58
Managed SmallCap Index..........      212          5.58

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participates with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Fund has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Fund is required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the year ended March 31, 2000, there were no borrowings by the Funds under the committed line of credit.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

At March 31, 2000, the following Funds had securities on loan:

                           MARKET VALUE OF     MARKET VALUE
                          LOANED SECURITIES    OF COLLATERAL
FUND                            (000)              (000)
------------------------------------------------------------
Managed Index...........       $14,832            $14,885
Managed SmallCap Value
  Index.................            31                 33
Managed SmallCap
  Index.................         7,174              7,508

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 2000, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

FUND                                 2007      2008
-----------------------------------------------------
Managed Small Cap Value Index.....      --    $    48
Managed Small Cap Index...........  $1,115     16,268

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2000, the following Funds elected to defer losses occurring between November 1, 1999 and March 31, 2000 under these rules:

                                             CAPITAL
                                         LOSSES DEFERRED
FUND                                          (000)
--------------------------------------------------------
Managed Small Cap Value Index..........       $186
Managed Small Cap Index................        523

10.  SUBSEQUENT EVENTS

On December 9, 1999, the Board of Trustees of Nations Fund Trust approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which Managed Index Fund will acquire all of the assets of Managed Value Index Fund in exchange for shares of equal value of Managed Index Fund and the assumption by Managed Index Fund of all liabilities of Managed Value Index Fund. This Plan was approved by shareholders of Managed Value Index Fund and the reorganization occurred on May 12, 2000.

On December 9, 1999, the Board of Trustees of Nations Fund Trust approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which Managed SmallCap Index Fund will acquire all of the assets of Managed SmallCap Value Index Fund in exchange for shares of equal value of Managed SmallCap Index Fund and the assumption by Managed SmallCap Index Fund of all liabilities of Managed SmallCap Value Index Fund. This Plan was approved by shareholders of Managed SmallCap Value Index Fund and the reorganization occurred on May 12, 2000.

Effective May 12, 2000, Managed SmallCap Index Fund changed its investment objective and principal investment strategies to reflect that it will seek investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index. At that time, the Fund also changed its name to Nations SmallCap Index Fund and BAAI and/or the sub-advisor and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that the Fund's total expenses (excluding shareholder servicing and distribution fees) exceed an annual rate of 0.40% of the Fund's average daily net assets.

NATIONS FUND
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Managed Value Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Value Index Fund and Nations Managed SmallCap Index Fund, (portfolios of Nations Fund Trust, hereafter referred to as the "Funds") at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As described in Note 10 to the financial statements, shareholders of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund have approved reorganization plans pursuant to which those funds were acquired by Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2000, the amount of long-term capital gains designated by the Trust were as follows:

FUND                                                            TOTAL
------------------------------------------------------------------------
Managed Value Index.........................................  $  398,330
Managed Index...............................................   9,717,450
Managed SmallCap Value Index................................      17,022

Of the ordinary income (including short-term capital gain) distributions made by the Trust during the fiscal year ended March 31, 2000, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Managed Value Index.........................................    31.13%
Managed Index...............................................   100.00%
Managed SmallCap Value Index................................    91.66%
Managed SmallCap Index......................................   100.00%

               P.O. Box 34602
               Charlotte, NC 28254-4602
               Toll free 1.800.321.7854

NATIONS FUNDS








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